UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1241

Eaton Vance Growth Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(617) 482-8260

Date of fiscal year end:	August 31, 2007

Date of reporting period:	February 28, 2007

Item 1. Reports to Stockholders

Semiannual Report February 28, 2007

EATON VANCE
ASIAN
SMALL
COMPANIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Asian Small Companies Fund as of February 28, 2007

INVESTMENT UPDATE

Cho Yu Kooi
Portfolio Manager

The Fund

Performance for the Past Six Months

•                  The Fund’s Class A shares had a total return of 28.49% for the six months ended February 28, 2007.(1) This return resulted from an increase in net asset value per share (NAV) to $33.66 on February 28, 2007, from $26.44 on August 31, 2006, and the reinvestment of $0.095 in dividends and $0.197 in capital gain distributions.

•                  The Fund’s Class B shares had a total return of 28.17% for the six months ended February 28, 2007.(1) This return resulted from an increase in NAV to $33.55 on February 28, 2007, from $26.34 on August 31, 2006, and the reinvestment of $0.197 in capital gain distributions.

•                  For comparison, the Morgan Stanley Capital International (MSCI) All Country Asia ex-Japan Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan – and the MSCI All Country Asia Pacific Index – a free float-adjusted market capitalization index that is designed to measure equity market performance in the Pacific region – had total returns of 18.13% and 12.45%, respectively, for the six months ended February 28, 2007.(2) The Fund’s peer group, the Lipper Pacific Region Funds Classification, had a total return of 14.23% for the same period.(2)

•                  Effective May 19, 2006, the Fund is closed to new investors. The Fund may reopen in the future subject to the discretion of the Fund’s Board of Trustees.

Management Discussion

•                  The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). During the period, the Portfolio continued to invest in the securities of companies management believes will benefit from the continued economic development of mainland China and the China region. Asian markets posted impressive gains during the six months ended February 28, 2007, driven by buoyant global liquidity and a greater appetite for risk among investors. The region’s markets were also supported by strong domestic economies and earnings upgrades. However, those gains were tempered towards the end of the period. The imposition of capital controls in Thailand, a reversal of the Yen carry-trade, concerns about a possible U.S. slowdown and efforts by Chinese regulators to discourage market speculation combined to ignite a market correction in late February.

•                  The Portfolio’s largest country weighting at February 28, 2007 was Singapore, followed by Taiwan, Malaysia, Thailand and China.(3) The Singapore economy benefited from a resurgence in the construction industry amid a buoyant property market, rising consumer spending and a spike in tourism. The Portfolio’s largest industry weightings were specialty retail, leisure & entertainment, real estate management & development, energy equipment & services, and diversified consumer services.(3) The Portfolio emphasized domestic demand stories within the region and companies with strong cash flow and quality management. The Portfolio also focused on companies doing restructurings that could unlock hidden enterprise value.

•                  Regional distribution and stock selection contributed to the Fund’s outperformance of its benchmark. Among the Portfolio’s strongest performers were stocks tied to the region’s increasingly affluent consumers, most notably, specialty retailers and education service providers. Telecom service providers were also additive, as they continued to generate impressive subscriber growth. Hotel companies and service residence operators contributed to performance, benefiting from rising foreign investment, tourism and business travel.

•                  The Portfolio’s weaker performers included some of its Thailand-based holdings, which fared poorly following the central bank’s establishment of capital controls. Some of the Portfolio’s Korean positions also weighed on performance, as the domestic economy remained lackluster amid a tight monetary policy. Manufacturers were especially disappointing, as they have lost some of their competitive edge to their more efficient and cheaper counterparts in China and India.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent an expense waiver by Eaton Vance Management and Lloyd George Management, returns would have been lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Country weightings and industry weightings are subject to change due to active management.

1

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FUND PERFORMANCE

Performance(1)

	Class A	Class B

Average Annual Total Returns (at net asset value)
Six Months	28.49%	28.17%
One Year	38.55	37.85
Five Years	28.44	27.77
Life of Fund†	30.11	22.52
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	21.11%	23.17%
One Year	30.56	32.85
Five Years	26.93	27.61
Life of Fund†	29.15	22.52

†	Inception dates: Class A: 3/1/99; Class B: 10/8/99; Class I shares had not commenced operations as of February 28, 2007.

Total Annual

Operating Expenses(2)

	Class A	Class B

Gross Expense Ratios	2.20%	2.71%
Net Expense Ratios	2.15	2.66

(1)

Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2)	Reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, performance would have been lower. From the Fund’s Prospectus dated 1/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Country Weightings(3)

By Net Assets

(3)	Reflects the Portfolio’s investments as of February 28, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Common Stock Holdings(4)

By Net Assets

Ezra Holdings Ltd.	5.6%
Raffles Education Corp. Ltd.	5.5
Johnson Health Tech Co. Ltd.	3.5
Peace Mark Holdings Ltd.	3.5
Ports Design, Ltd.	3.4
EganaGoldpfeil Holdings Ltd.	3.4
Ascott Group Ltd.	3.0
Lafarge Malayan Cement Berhad	2.8
Ascott Residence Trust	2.8
CSE Global Ltd.	2.5

(4)

Ten Largest Holdings represented 36.0% of Portfolio net assets as of February 28, 2007. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 – February 28, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Asian Small Companies Fund

	Beginning Account Value (9/1/06)	Ending Account Value (2/28/07)	Expenses Paid During Period* (9/1/06 – 2/28/07)
Actual
Class A	$1,000.00	$1,284.90	$11.44
Class B	$1,000.00	$1,281.70	$14.37
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.80	$10.09
Class B	$1,000.00	$1,012.20	$12.67

* Expenses are equal to the Fund's annualized expense ratio of 2.02% for Class A shares and 2.54% for Class B shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2006. The Example reflects the expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of February 28, 2007.

3

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investment in Asian Small Companies Portfolio, at value (identified cost, $207,305,607)	$305,394,062
Receivable for Fund shares sold	600,504
Receivable from the Manager and Investment Adviser to the Portfolio	11,771
Total assets	$306,006,337
Liabilities
Payable for Fund shares redeemed	$6,644,116
Payable to affiliate for distribution and service fees	143,019
Payable to affiliate for management fee	58,853
Accrued expenses	96,583
Total liabilities	$6,942,571
Net Assets	$299,063,766
Sources of Net Assets
Paid-in capital	$196,337,111
Accumulated net realized gain from Portfolio (computed on the basis of identified cost)	4,887,046
Accumulated undistributed net investment loss	(248,846)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	98,088,455
Total	$299,063,766
Class A Shares
Net Assets	$250,155,820
Shares Outstanding	7,430,803
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$33.66
Maximum Offering Price Per Share (100 ÷ 94.25 of $33.66)	$35.71
Class B Shares
Net Assets	$48,907,946
Shares Outstanding	1,457,837
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$33.55
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $59,915)	$2,480,424
Interest allocated from Portfolio	49,705
Expenses allocated from Portfolio	(1,524,113)
Net investment income from Portfolio	$1,006,016
Expenses
Management fee	$328,428
Trustees' fees and expenses	1,889
Distribution and service fees Class A	526,013
Class B	221,377
Transfer and dividend disbursing agent fees	167,750
Printing and postage	24,800
Registration fees	16,750
Custodian fee	18,037
Legal and accounting services	10,446
Miscellaneous	4,877
Total expenses	$1,320,367
Deduct — Allocation of expenses to the Manager and Investment Adviser to the Portfolio	$65,691
Total expense reductions	$65,691
Net expenses	$1,254,676
Net investment loss	$(248,660)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)(net of foreign capital gains taxes, $119,901)	$6,320,295
Foreign currency transactions	(150,351)
Net realized gain	$6,169,944
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of accrued foreign capital gains taxes, $1,142,980)	$59,404,523
Foreign currency	5,622
Net change in unrealized appreciation (depreciation)	$59,410,145
Net realized and unrealized gain	$65,580,089
Net increase in net assets from operations	$65,331,429

See notes to financial statements
4

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations —
Net investment income (loss)	$(248,660)	$1,460,657
Net realized gain from investment transactions and foreign currency transactions	6,169,944	1,889,650
Net change in unrealized appreciation (depreciation) from investments and foreign currency	59,410,145	29,455,736
Net increase in net assets from operations	$65,331,429	$32,806,043
Distributions to shareholders — From net investment income Class A	$(685,369)	$(52,219)
From net realized gain Class A	(1,421,906)	—
Class B	(291,211)	—
Total distributions to shareholders	$(2,398,486)	$(52,219)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$36,540,882	$175,620,712
Class B	2,391,128	27,013,256
Net asset value of shares issued to shareholders in payment of distributions declared Class A	1,504,148	34,554
Class B	201,910	—
Cost of shares redeemed Class A	(33,206,862)	(61,429,015)
Class B	(4,135,092)	(5,413,441)
Net asset value of shares exchanged Class A	146,304	269,613
Class B	(146,304)	(269,613)
Redemption Fees	1,967	76,989
Net increase in net assets from Fund share transactions	$3,298,081	$135,903,055
Net increase in net assets	$66,231,024	$168,656,879
Net Assets
At beginning of period	$232,832,742	$64,175,863
At end of period	$299,063,766	$232,832,742
Accumulated undistributed net investment income (loss) included in net assets
At end of period	$(248,846)	$685,183

See notes to financial statements
5

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FINANCIAL STATEMENTS

Financial Highlights

	Class A
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$26.440		$18.900	(2)	$17.250	$15.520	$11.850	$9.860
Income (loss) from operations
Net investment income (loss)	$(0.015)		$0.246		$0.115	$(0.035)	$0.237	$(0.137)
Net realized and unrealized gain	7.527		7.297		4.949	2.186	3.424	2.127
Total income from operations	$7.512		$7.543		$5.064	$2.151	$3.661	$1.990
Less distributions
From net investment income	$(0.095)		$(0.015	)(2)	$—	$(0.077)	$—	$—
From net realized gain	(0.197)		—		(3.416)	(0.350)	—	—
Total distributions	$(0.292)		$(0.015)		$(3.416)	$(0.427)	$—	$—
Redemption fees*	$—	(7)	$0.012		$0.002	$0.006	$0.009	$—
Net asset value — End of period	$33.660		$26.440		$18.900	$17.250	$15.520	$11.850
Total Return(3)	28.49%		39.99%		33.53%	13.69%	30.94%	20.12%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$250,156		$192,929		$52,018	$29,002	$15,121	$2,349
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)(5)	2.02	%(6)	2.17%		2.44%	2.50%	2.47%	2.52%
Expenses after custodian fee reduction(4)(5)	2.02	%(6)	2.17%		2.44%	2.50%	2.47%	2.49%
Net investment (income) loss(5)	(0.10	)%(6)	1.00%		0.65%	(0.19)%	1.93%	(1.13)%
Portfolio Turnover of the Portfolio	13%		33%		96%	120%	112%	83%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8437186-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(5)  The advisor waived a portion of its advisory fee equal to 0.04% of average net assets for 2005.

(6)  Annualized.

(7)  Amount represents less than $0.0005 per share.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements
6

Eaton Vance Asian Small Companies Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$26.340		$18.910	$19.940	$18.200	$13.980	$11.700
Income (loss) from operations
Net investment income (loss)	$(0.095)		$0.119	$0.016	$(0.118)	$0.129	$(0.204)
Net realized and unrealized gain	7.502		7.300	5.249	2.566	4.091	2.484
Total income from operations	$7.407		$7.419	$5.265	$2.448	$4.220	$2.280
Less distributions
From net investment income	$—		$—	$—	$(0.065)	$—	$—
From net realized gain	(0.197)		—	(6.299)	(0.645)	—	—
Total distributions	$(0.197)		$—	$(6.299)	$(0.710)	$—	$—
Redemption fees*	$—	(6)	$0.011	$0.004	$0.002	$—	$—
Net asset value — End of period	$33.550		$26.340	$18.910	$19.940	$18.200	$13.980
Total Return(2)	28.17%		39.29%	32.88%	13.15%	30.19%	19.49%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$48,908		$39,904	$12,158	$7,938	$2,346	$853
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(3)(4)	2.54	%(5)	2.68%	2.94%	3.00%	2.97%	3.03%
Expenses after custodian fee reduction(3)(4)	2.54	%(5)	2.68%	2.94%	3.00%	2.97%	3.00%
Net investment (income) loss(4)	(0.63	)%(5)	0.49%	0.09%	(0.56)%	0.91%	(1.40)%
Portfolio Turnover of the Portfolio	13%		33%	96%	120%	112%	83%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the corresponding Portfolio's allocated expenses.

(4)  The advisor waived a portion of its advisory fee equal to 0.04% of average net assets for 2005.

(5)  Annualized.

(6)  Amount represents less than $0.0005 per share.

*  Certain prior year amounts have been reclassed to conform to the current year presentation.

See notes to financial statements
7

Eaton Vance Asian Small Companies Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. As of February 28, 2007, Class I shares had not commenced operations. Effective May 19, 2006, the Fund was closed to new accounts. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (47.2% at February 28, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

G  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. As of February 28, 2007, Class I Shares had not commenced operations. The redemption fee is accounted for as an addition to paid-in capital and amounted to $1,967 for the period ended February 28, 2007.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for

8

Eaton Vance Asian Small Companies Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Other — Investment transactions are accounted for on a trade-date basis.

2  Distributions to Shareholders

It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations as of February 28, 2007. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	1,153,366	6,973,670
Issued to shareholders electing to receive payments of distributions in Fund shares	47,705	1,612
Redemptions	(1,071,175)	(2,441,879)
Exchange from Class B shares	4,883	10,919
Net increase	134,779	4,544,322

Class B	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	77,675	1,100,696
Issued to shareholders electing to receive payments of distributions in Fund shares	6,420	—
Redemptions	(136,158)	(217,693)
Exchange to Class A shares	(4,903)	(11,009)
Net increase (decrease)	(56,966)	871,994

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the six months ended February 28, 2007, the fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period and amounted to $328,428. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective March 27, 2006, Lloyd George Management (Bermuda) Limited (the Adviser) and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and the Adviser. Pursuant to this agreement, EVM and the Adviser were allocated $65,691 of the Fund's operating expenses for the six months ended February 28, 2007. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those activities. During the six months ended February 28, 2007, EVM earned $12,618 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $33,000 as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plans

The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) (collectively, the Plans)

9

Eaton Vance Asian Small Companies Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to (a) 0.50% (annualized) of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.20% (annualized) of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund accrued approximately $441,778 and $166,033 for Class A and Class B shares, respectively, payable to EVD for the six months ended February 28, 2007, representing approximately 0.40% and 0.75% of the average daily net assets for Class A and Class B shares, respectively. At February 28, 2007, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $1,211,000 for Class B shares.

The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the Fund's average daily net assets attributable to Class A based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. The Class B Plan authorizes the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the six months ended February 28, 2007, amounted to $84,235 and $55,344 for Class A and Class B shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within 18 months of purchase and on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $399 and $57,000 of CDSC paid by Class A and Class B shareholders, respectively, for the six months ended February 28, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $38,685,462 and $33,286,883 respectively, for the six months ended February 28, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

Asian Small Companies Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.5%
Security	Shares	Value
China — 8.6%
Containers & Packaging — 2.2%
AMVIG Holdings Ltd.	17,484,000	$14,416,497
		$14,416,497
Hotels, Restaurants & Leisure — 1.2%
Ctrip.Com International Ltd. ADR	125,104	$7,382,387
		$7,382,387
Personal Products — 1.8%
Beauty China Holdings Ltd.	17,813,000	$11,775,374
		$11,775,374
Textiles, Apparel & Luxury Goods — 3.4%
Ports Design Ltd.	8,442,500	$22,044,097
		$22,044,097
Total China (identified cost $30,284,870)		$55,618,355
Hong Kong — 8.6%
Hotels, Restaurants & Leisure — 1.7%
Fairwood Holdings Ltd.	7,674,000	$10,984,418
		$10,984,418
Textiles, Apparel & Luxury Goods — 6.9%
EganaGoldpfeil Holdings Ltd.	30,845,466	$21,756,902
Peace Mark Holdings Ltd.	23,814,000	22,496,300
		$44,253,202
Total Hong Kong (identified cost $22,945,576)		$55,237,620
India — 3.1%
Chemicals — 2.0%
United Phosphorus Ltd.	1,855,089	$13,331,449
		$13,331,449

Security	Shares	Value
Diversified Financial Services — 1.1%
Financial Technologies (India) Ltd.	161,707	$6,963,432
		$6,963,432
Total India (identified cost $12,470,722)		$20,294,881
Malaysia — 13.9%
Chemicals — 0.9%
Kossan Rubber Industries Berhad	4,062,500	$5,613,341
		$5,613,341
Construction Materials — 2.8%
Lafarge Malayan Cement Berhad	44,183,100	$18,425,513
		$18,425,513
Electronic Equipment & Instruments — 1.8%
Uchi Technologies BHD	12,620,300	$11,314,227
		$11,314,227
Health Care Providers & Services — 2.2%
Pantai Holdings BHD	18,910,300	$14,305,537
		$14,305,537
Stationery-Office Supplies — 1.6%
Pelikan International Corp.	9,343,300	$10,622,841
		$10,622,841
Software — 2.2%
Silverlake Axis Ltd.	31,662,000	$13,997,015
		$13,997,015
Wireless Telecommunication Services — 2.4%
Digi.Com Berhad	3,130,800	$15,203,661
		$15,203,661
Total Malaysia (identified cost $60,058,215)		$89,482,135

See notes to financial statements
11

Asian Small Companies Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Philippines — 2.3%
Security	Shares	Value
Construction Materials — 2.3%
Holcim Philippines, Inc.	89,115,000	$15,057,009
		$15,057,009
Total Philippines (identified cost $13,630,957)		$15,057,009
Republic of Korea — 7.9%
Chemicals — 0.6%
Youlchon Chemical Co. Ltd.	408,960	$3,843,364
		$3,843,364
Commercial Services & Supplies — 1.3%
Fursys, Inc.	363,850	$8,384,353
		$8,384,353
Food Products — 1.0%
Binggrae Co. Ltd.	170,050	$6,460,611
		$6,460,611
Hotels, Restaurants & Leisure — 1.7%
Hana Tour Service, Inc.	155,205	$10,905,589
		$10,905,589
Pharmaceuticals — 2.0%
Hanmi Pharm Co. Ltd.	108,378	$13,327,090
		$13,327,090
Software — 1.3%
Duzon Digital Ware Co. Ltd.	400,982	$8,359,790
		$8,359,790
Total Republic of Korea (identified cost $38,991,077)		$51,280,797
Singapore — 26.5%
Air Freight & Logistics — 2.2%
Goodpack Ltd.	13,675,000	$14,303,357
		$14,303,357

Security	Shares	Value
Communications Equipment — 2.1%
Datacraft Asia Ltd.(1)	11,695,000	$13,332,300
		$13,332,300
Computer Peripherals — 1.1%
Unisteel Tech Ltd.	4,259,000	$7,353,460
		$7,353,460
Diversified Consumer Services — 5.5%
Hartford Education Corp. Ltd.	933,083	$451,369
Raffles Education Corp. Ltd.	25,068,000	35,424,136
		$35,875,505
Energy Equipment & Services — 5.6%
Ezra Holdings Ltd.	11,225,760	$36,431,409
		$36,431,409
Health Care Equipment & Supplies — 1.3%
LMA International NV(1)	24,220,000	$8,479,953
		$8,479,953
IT Services — 2.5%
CSE Global Ltd.	18,321,000	$16,426,838
		$16,426,838
Real Estate Investment Trusts (REITs) — 2.8%
Ascott Residence Trust	14,190,000	$17,916,819
		$17,916,819
Real Estate Management & Development — 3.0%
Ascott Group Ltd.	18,790,000	$19,178,673
		$19,178,673
Specialty Retail — 0.3%
Pertama Holdings Ltd.	7,217,000	$1,887,493
		$1,887,493
Total Singapore (identified cost $96,427,925)		$171,185,807

See notes to financial statements
12

Asian Small Companies Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Taiwan — 15.5%
Security	Shares	Value
Commercial Services & Supplies — 1.5%
Taiwan-Sogo Shinkong Security Corp.	10,842,600	$9,776,749
		$9,776,749
Distributors — 1.2%
Test-Rite International Co.	14,101,603	$7,997,376
		$7,997,376
Electronic Equipment & Instruments — 1.4%
Av Tech Corp.	2,088,430	$9,340,789
		$9,340,789
Hotels, Restaurants & Leisure — 2.5%
Formosa International Hotels Corp.	1,370,157	$15,957,706
		$15,957,706
Leisure Equipment & Products — 3.5%
Johnson Health Tech Co. Ltd.	2,838,325	$22,598,031
		$22,598,031
Machinery — 3.2%
Awea Mechantronic Co. Ltd.	4,602,840	$11,664,253
Nak Sealing Technologies Corp.	5,894,000	9,094,569
		$20,758,822
Metals & Mining — 2.2%
Gloria Material Tech Corp.	8,677,000	$13,875,397
		$13,875,397
Total Taiwan (identified cost $68,565,596)		$100,304,870
Thailand — 13.2%
Health Care Providers & Services — 2.0%
Bumrungrad Hospital Public Co. Ltd. Foreign shares	12,168,100	$13,261,258
		$13,261,258
Hotels, Restaurants & Leisure — 2.5%
Minor International Public Co. Ltd.	49,735,490	$16,261,088
		$16,261,088

Security	Shares	Value
Media — 3.4%
Major Cineplex Public Co. Ltd. Foreign shares	30,391,900	$14,412,654
Workpoint Entertainment Public Co. Ltd. Foreign shares(1)	11,330,600	7,676,106
		$22,088,760
Real Estate Management & Development — 3.3%
Central Pattana PCL Foreign shares	19,567,000	$14,840,950
Central Pattana PCL NVDR	1,258,900	954,234
Siam Future Development Public Co. Ltd. Foreign shares(1)	21,011,040	5,291,440
		$21,086,624
Wireless Telecommunication Services — 2.0%
Total Access Communication PCL(1)	2,912,400	$12,639,816
		$12,639,816
Total Thailand (identified cost $54,897,048)		$85,337,546
Total Common Stocks (identified cost $398,271,986)		$643,799,020
Warrants — 0.1%
Thailand — 0.1%
Minor International Public Co. Ltd., Exp. 3/29/08(1)	3,690,779	$537,038
		$537,038
Total Thailand (identified cost $3,237,425)		$537,038
Total Warrants (identified cost $3,237,425)		$537,038
Total Investments — 99.6% (identified cost $401,509,411)		$644,336,058
Other Assets, Less Liabilities — 0.4%		$2,509,142
Net Assets — 100.0%		$646,845,200

NVDR - Non Voting Depositary Receipt

(1)  Non-income producing security.

See notes to financial statements
13

Asian Small Companies Portfolio as of February 26, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Total Investments	Value
Singapore	26.5%	$171,185,807
Taiwan	15.6	100,304,870
Malaysia	13.9	89,482,135
Thailand	13.3	85,874,584
China	8.6	55,618,355
Hong Kong	8.6	55,237,620
Republic of Korea	8.0	51,280,797
India	3.2	20,294,881
Philippines	2.3	15,057,009
Total	100%	$644,336,058

See notes to financial statements
14

Asian Small Companies Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investments, at value (identified cost, $401,509,411)	$644,336,058
Cash	3,218,496
Foreign currency, at value (identified cost, $2,192,136)	2,190,734
Receivable for investments sold	818,097
Dividends and interest receivable	1,026,686
Tax Reclaim receivable	69,790
Total assets	$651,659,861
Liabilities
Accrued foreign capital gains taxes	$3,237,425
Payable for investments purchased	870,707
Payable to affiliate for investment advisory fees	405,910
Payable to affiliate for administration fees	124,553
Payable for open forward foreign currency contracts	2,221
Accrued expenses	173,845
Total liabilities	$4,814,661
Net Assets applicable to investors' interest in Portfolio	$646,845,200
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$404,028,001
Net unrealized appreciation (computed on the basis of identified cost)	242,817,199
Total	$646,845,200

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends (net of foreign taxes, $130,052)	$5,315,007
Interest	105,981
Total investment income	$5,420,988
Expenses
Investment adviser fee	$2,111,033
Administration fee	696,525
Trustees' fees and expenses	13,628
Custodian fee	398,725
Legal and accounting services	23,498
Miscellaneous	13,628
Total expenses	$3,257,037
Deduct — Reduction of custodian fee	$2
Total expense reductions	$2
Net expenses	$3,257,035
Net investment income	$2,163,953
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis) (net of foreign capital gains taxes, $257,658)	$13,549,350
Foreign currency transactions	(321,884)
Net realized gain	$13,227,466
Change in unrealized appreciation (depreciation) — Investments (identified cost basis) (net of accrued foreign capital gains taxes, $3,237,425)	$127,456,334
Foreign currency	12,004
Net change in unrealized appreciation (depreciation)	$127,468,338
Net realized and unrealized gain	$140,695,804
Net increase in net assets from operations	$142,859,757

See notes to financial statements
15

Asian Small Companies Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income	$2,163,953	$7,097,625
Net realized gain from investment transactions and foreign currency transactions	13,227,466	12,898,933
Net change in unrealized appreciation (depreciation) from investments and foreign currency transactions	127,468,338	76,997,592
Net increase in net assets from operations	$142,859,757	$96,994,150
Capital transactions — Contributions	$67,685,462	$308,905,334
Withdrawals	(52,682,047)	(88,527,355)
Net increase in net assets from capital transactions	$15,003,415	$220,377,979
Net increase in net assets	$157,863,172	$317,372,129
Net Assets
At beginning of period	$488,982,028	$171,609,899
At end of period	$646,845,200	$488,982,028

See notes to financial statements
16

Asian Small Companies Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 28, 2007	Year Ended August 31,
	(Unaudited)	2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(1)	1.16%	1.20%	1.27%	1.35%	1.52%	1.50%
Expenses after custodian fee reduction(1)	1.16%	1.20%	1.27%	1.35%	1.52%	1.47%
Net investment income (loss)(1)	0.77%	2.01%	1.76%	0.99%	1.52%	(0.24)%
Portfolio Turnover	13%	33%	96%	120%	112%	83%
Total Return	29.02%	41.33%	35.07%	15.00%	32.17%	21.32%
Net assets, end of period (000's omitted)	$646,845	$488,982	$171,610	$113,825	$68,837	$56,247

(1)  The advisor waived a portion of its advisory fee equal to 0.04% of average net assets for 2005.

See notes to financial statements
17

Asian Small Companies Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS

  1  Significant Accounting Policies

Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2007, the Eaton Vance Asian Small Companies Fund held an approximate 47.2% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations.

D  Income Taxes — The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable country's tax rules and rates.

18

Asian Small Companies Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to capital gains taxes in certain countries in which it invests. At February 28, 2007, the Portfolio had an accrual for capital gains taxes of $3,237,425, of which $3,237,425 is included in the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Capital gains taxes paid and accrued for are included in net realized gain (loss) on investments in the Statement of Operations and were $257,658 for the six months ended February 28, 2007.

E  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Realized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Other — Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

I  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management

19

Asian Small Companies Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

(EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2007, the adviser fee amounted to $2,111,033. The Adviser has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of Portfolio transactions that is consideration for third-party research services. For the six months ended February 28, 2007, the Adviser did not waive a portion of its advisory fee. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2007, the administrative fee amounted to $696,525. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $115,468,383 and $74,911,511 respectively, for the six months ended February 28, 2007.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2007, as determined on a federal income tax basis, are as follows:

Aggregate cost	$398,294,313
Gross unrealized appreciation	$252,931,388
Gross unrealized depreciation	(6,889,643)
Net unrealized appreciation	$246,041,745

The net unrealized appreciation on currency was $9,448.

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 2007.

  6  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and

20

Asian Small Companies Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS CONT'D

sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  7  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2007, there were no outstanding obligations under these financial instruments.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

21

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

22

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Asian Small Companies Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Asian Small Companies Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

23

Eaton Vance Asian Small Companies Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

24

Eaton Vance Asian Small Companies Fund

INVESTMENT MANAGEMENT

Eaton Vance Asian Small Companies Fund

Officers Thomas E. Faust Jr. President Gregory L. Coleman Vice President James A. Womack Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Asian Small Companies Portfolio

Officers
Hon. Robert Lloyd George
President and Trustee
James B. Hawkes
Vice President and Trustee
William Walter Raleigh Kerr
Vice President and Assistant Treasurer
Kooi Cho Yu
Vice President and
Portfolio Manager
William J. Austin, Jr.
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Edward K.Y. Chen Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

25

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Sponsor and Manager of Eaton Vance Asian Small Companies Fund
and Administrator of Asian Small Companies Portfolio

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Asian Small Companies Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Asian Small Companies Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

405-4/07  ASSRC

Semiannual Report February 28, 2007

EATON VANCE
GREATER CHINA
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Greater China Growth Fund as of February 28, 2007

INVESTMENT UPDATE

Pamela Chan
Portfolio Manager

The Fund

Performance for the Past Six Months

•                     The Fund’s Class A shares had a total return of 31.15% for the six months ended February 28, 2007.(1) This return resulted from an increase in net asset value per share (NAV) to $23.59 on February 28, 2007, from $18.01 on August 31, 2006, and the reinvestment of $0.030 in dividends.

•                     The Fund’s Class B shares had a total return of 30.82% for the six months ended February 28, 2007.(1) This return resulted from an increase in NAV to $23.56 on February 28, 2007, from $18.01 on August 31, 2006.

•                     The Fund’s Class C shares had a total return of 30.81% for the six months ended February 28, 2007.(1) This return resulted from an increase in NAV to $23.52 on February 28, 2007, from $17.98 on August 31, 2006.

•                     For comparison, the Morgan Stanley Capital International Golden Dragon Index – a broad-based, unmanaged index of common stocks traded in China, Hong Kong and Taiwan – had a total return of 20.62% for the six months ended February 28, 2007.(2) The Lipper China Region Funds Classification – the Fund’s peer group – had an average total return of 30.92% for the same period.(2)

Management Discussion

•                     The Fund currently invests its assets in a separate registered investment company with the same objective and policies as the Fund (“Portfolio”). During the period, the Portfolio continued to invest in the securities of companies management believes will benefit from the continued economic development of mainland China and the China region. The region’s markets generated strong returns during the six months ended February 28, 2007. Amid signs of an economic slowdown in the U.S. and Europe, China’s secular growth story remained attractive to investors. China’s gross domestic product grew 10.7% in 2006, its fastest growth rate in a decade, and boosted the region. Investors grew more cautious in January and February, however, amid efforts by Chinese regulators to discourage market speculation, a reversal of the Yen carry-trade and concerns about a slowing U.S. economy.

•                     The Portfolio’s largest country weighting at February 28, 2007, was in mainland China, followed by Hong Kong and Taiwan.(3) The Portfolio’s largest industry weightings were commercial banks; real estate management & development; textiles, apparel & luxury goods; wireless telecom services; and machinery.(3)

•                     The Portfolio increased its weighting in mainland China during the period, which was a key to the Fund’s outperformance of its benchmark. The main investment themes were companies likely to benefit from domestic consumption, infrastructure building and growth in telecommunications. With the government’s recent moves to tighten enforcement of environmental controls, the Portfolio increased its exposure to industrial companies that are well-positioned to increase their market share.

•                     Stock selection was another key to the Fund’s strong performance, especially stocks with a tie to consumer spending. Specialty retailers, textiles and apparel makers fared well, as the increasing affluence of China’s consumers has created rising domestic demand for fashion items and luxury goods.

•                     In the materials sector, the Portfolio had strong performance from a China-based paper manufacturer amid a continuing shortage of containerboard and corregated products. While the Portfolio was underweighted in Hong Kong, its investments in Hong Kong-based textile makers and specialty retailers performed well during the period, as did newly-public commercial banks.

•                     The Portfolio’s investments in Taiwan-based technology stocks detracted from performance, amid signs of weaker demand for some technology products. While China’s largest wireless telecom service provider enjoyed robust subscriber growth and contributed significantly on an absolute basis, an underweighting detracted from the Fund’s relative performance.

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Absent an expense waiver by the investment adviser, the returns would be lower.

(2)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

(3)	Country weightings and industry weightings are subject to change due to active management.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Greater China Growth Fund as of February 28, 2007

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
Six Months	31.15%	30.82%	30.81%
One Year	39.02	38.34	38.35
Five Years	20.48	19.81	19.72
Ten Years	4.30	3.68	3.63
Life of Fund†	7.09	5.49	2.58

SEC Average Annual Total Returns (including sales change or applicable CDSC)
Six Months	23.60%	25.82%	29.81%
One Year	31.01	33.34	37.35
Five Years	19.07	19.61	19.72
Ten Years	3.69	3.68	3.63
Life of Fund†	6.65	5.49	2.58

†               Inception Dates – Class A: 10/28/92; Class B: 6/7/93; Class C: 12/28/93; Class I shares had not commenced operations as of February 28, 2007.

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Gross Expense Ratios	2.39%	2.89%	2.89%
Net Expense Ratios	2.34	2.84	2.84

(1)   Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

(2)   Reflects a contractual expense reduction that may not be terminated without shareholder approval. Without this reduction, performance would have been lower. From the Fund’s Prospectus dated 1/1/07.

Sector Weightings(3)

By net assets

(3)    Reflects the Portfolio’s investments as of February 28, 2007.  Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Ten Largest Common Stock Holdings(4)

By Net Assets

China Mobile, Ltd.	4.2%
Ports Design, Ltd.	3.1
Esprit Holdings, Ltd.	2.5
China Life Insurance Co., Ltd. - Class H	2.4
Nine Dragons Paper Holdings, Ltd.	2.4
AMVIG Holdings Ltd.	2.3
Industrial and Commercial Bank of China - Class H	2.3
Guangzhou R&F Properties Co., Ltd. - Class H	2.3
Shanghai Prime Machinery Co., Ltd. - Class H	2.2
PetroChina Co., Ltd.-Class H	2.2

(4)    Ten Largest Holdings represented 25.9% of Portfolio net assets as of February 28, 2007. Holdings may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. The Fund’s performance during certain periods reflects the strong stock market performance and/or the strong performance of stocks held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance Greater China Growth Fund as of February 28, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 – February 28, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Greater China Growth Fund

	Beginning Account Value (9/1/06)	Ending Account Value (2/28/07)	Expenses Paid During Period* (9/1/06 – 2/28/07)
Actual
Class A	$1,000.00	$1,311.50	$12.44
Class B	$1,000.00	$1,308.20	$15.28
Class C	$1,000.00	$1,308.10	$15.28
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,014.00	$10.84
Class B	$1,000.00	$1,011.60	$13.32
Class C	$1,000.00	$1,011.60	$13.32

*Expenses are equal to the Fund's annualized expense ratio of 2.17% for Class A shares, 2.67% for Class B and 2.67% for
Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half-year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2006. The Example reflects expenses of both the Fund and the Portfolio. Class I shares had not commenced operations as of February 28, 2007.

3

Eaton Vance Greater China Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investment in Greater China Growth Portfolio, at value (identified cost, $195,134,655)	$291,909,326
Receivable for Fund shares sold	2,471,086
Receivable from the Manager and Investment Adviser to the Portfolio	11,421
Total assets	$294,391,833
Liabilities
Payable for Fund shares redeemed	$7,292,429
Payable to affiliate for distribution and service fees	157,305
Payable to affiliate for management fee	57,107
Accrued expenses	101,868
Total liabilities	$7,608,709
Net Assets	$286,783,124
Sources of Net Assets
Paid-in capital	$205,820,368
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(14,589,298)
Accumulated distributions in excess of net investment income	(1,222,617)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	96,774,671
Total	$286,783,124
Class A Shares
Net Assets	$197,358,688
Shares Outstanding	8,367,185
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.59
Maximum Offering Price Per Share (100 ÷ 94.25 of $23.59)	$25.03
Class B Shares
Net Assets	$35,625,433
Shares Outstanding	1,512,020
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.56
Class C Shares
Net Assets	$53,799,003
Shares Outstanding	2,287,291
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$23.52
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends allocated from Portfolio (including foreign tax, $2,545)	$1,435,111
Interest allocated from Portfolio	88,001
Expenses allocated from Portfolio	(1,467,912)
Net investment income from Portfolio	$55,200
Expenses
Management fee	$294,617
Trustees' fees and expenses	1,975
Distribution and service fees Class A	408,131
Class B	148,279
Class C	213,928
Transfer and dividend disbursing agent fees	212,100
Printing and postage	32,450
Registration fees	7,495
Legal and accounting services	11,860
Miscellaneous	4,898
Total expenses	$1,335,733
Deduct — Allocation of expenses to the Manager and the Investment Adviser of the Portfolio	$58,926
Total expense reductions	$58,926
Net expenses	$1,276,807
Net investment loss	$(1,221,607)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,837,252
Foreign currency transactions	(147,898)
Net realized gain	$10,689,354
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$51,355,521
Foreign currency	83,359
Net change in unrealized appreciation (depreciation)	$51,438,880
Net realized and unrealized gain	$62,128,234
Net increase in net assets from operations	$60,906,627

See notes to financial statements
4

Eaton Vance Greater China Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income (loss)	$(1,221,607)	$216,745
Net realized gain from investment transactions and foreign currency transactions	10,689,354	6,496,889
Net change in unrealized appreciation (depreciation) from investments and foreign currency	51,438,880	23,262,736
Net increase in net assets from operations	$60,906,627	$29,976,370
Distributions to shareholders — From net investment income Class A	$(229,925)	$(721,576)
Class B	—	(46,499)
Class C	—	(71,711)
Total distributions to shareholders	$(229,925)	$(839,786)
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$47,200,535	$41,332,279
Class B	9,269,299	9,915,193
Class C	15,943,402	17,445,744
Net asset value of shares issued to shareholders in payment of distributions declared Class A	182,316	571,854
Class B	—	38,546
Class C	—	55,458
Cost of shares redeemed Class A	(24,299,661)	(23,473,733)
Class B	(3,975,554)	(4,358,037)
Class C	(5,588,591)	(6,285,750)
Net asset value of shares exchanged Class A	824,758	2,758,625
Class B	(824,758)	(2,758,625)
Redemption Fees	11,370	21,651
Net increase in net assets from Fund share transactions	$38,743,116	$35,263,205
Net increase in net assets	$99,419,818	$64,399,789
Net Assets
At beginning of period	$187,363,306	$122,963,517
At end of period	$286,783,124	$187,363,306
Accumulated undistributed net investment income (loss) included in net assets
At end of period	$(1,222,617)	$228,915

See notes to financial statements
5

Eaton Vance Greater China Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$18.010		$14.590	$12.070	$10.210	$8.310	$8.630
Income (loss) from operations
Net investment income (loss)	$(0.093)		$0.045	$0.124	$0.104	$0.026	$(0.042)
Net realized and unrealized gain (loss)	5.702		3.490	2.422	1.761	1.862	(0.278)
Total income (loss) from operations	$5.609		$3.535	$2.546	$1.865	$1.888	$(0.320)
Less distributions
From net investment income	$(0.030)		$(0.117)	$(0.029)	$(0.028)	$—	$—
Total distributions	$(0.030)		$(0.117)	$(0.029)	$(0.028)	$—	$—
Redemption fees	$0.001		$0.002	$0.003	$0.023	$0.012	$—
Net asset value — End of period	$23.590		$18.010	$14.590	$12.070	$10.210	$8.310
Total Return(2)	31.15%		24.38%	21.13%	18.51%	22.86%	(3.71)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$197,359		$131,283	$88,860	$70,923	$30,892	$25,091
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(4)	2.17	%(5)	2.35%	2.47%	2.67%	3.07%	2.68%
Expenses after custodian fee reduction(3)(4)	2.17	%(5)	2.34%	2.36%	2.55%	2.87%	2.37%
Net investment income (loss)	(0.87	)%(5)	0.27%	0.89%	0.88%	0.31%	(0.46)%
Portfolio Turnover of the Portfolio	26%		49%	79%	124%	114%	155%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  The investment advisor waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for 2005.

(5)  Annualized.

See notes to financial statements
6

Eaton Vance Greater China Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$18.010		$14.590	(2)	$12.110	$10.260	$8.410	$8.800
Income (loss) from operations
Net investment income (loss)	$(0.146)		$(0.037)		$0.060	$(0.120)	$(0.020)	$(0.090)
Net realized and unrealized gain (loss)	5.695		3.497		2.417	1.930	1.870	(0.300)
Total income (loss) from operations	$5.549		$3.460		$2.477	$1.810	$1.850	$(0.390)
Less distributions
From net investment income	$—		$(0.042	)(2)	$—	$—	$—	$—
Total distributions	$—		$(0.042)		$—	$—	$—	$—
Redemption fees	$0.001		$0.002		$0.003	$0.040	$—	$—
Net asset value — End of period	$23.560		$18.010		$14.590	$12.110	$10.260	$8.410
Total Return(3)	30.82%		23.77%		20.49%	18.03%	21.99%	(4.44)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$35,625		$23,533		$16,935	$13,365	$37,282	$32,946
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(4)(5)	2.67	%(6)	2.85%		2.97%	3.17%	3.57%	3.18%
Expenses after custodian fee reduction(4)(5)	2.67	%(6)	2.84%		2.86%	3.05%	3.37%	2.87%
Net investment income (loss)	(1.38	)%(6)	(0.22)%		0.42%	(1.02)%	(0.22)%	(0.96)%
Portfolio Turnover of the Portfolio	26%		49%		79%	124%	114%	155%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8704592-for-1 reverse stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  The investment advisor waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for 2005.

(6)  Annualized.

See notes to financial statements
7

Eaton Vance Greater China Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$17.980		$14.580	(2)	$12.120	$10.280	$8.440	$8.840
Income (loss) from operations
Net investment income (loss)	$(0.148)		$(0.026)		$0.066	$— (3)	$(0.010)	$(0.080)
Net realized and unrealized gain (loss)	5.687		3.482		2.418	1.806	1.850	(0.320)
Total income (loss) from operations	$5.539		$3.456		$2.484	$1.806	$1.840	$(0.400)
Less distributions
From net investment income	$—		$(0.058	)(2)	$(0.027)	$—	$—	$—
Total distributions	$—		$(0.058)		$(0.027)	$—	$—	$—
Redemption fees	$0.001		$0.002		$0.003	$0.034	$—	$—
Net asset value — End of period	$23.520		$17.980		$14.580	$12.120	$10.280	$8.440
Total Return(4)	30.81%		23.78%		20.54%	17.82%	21.93%	(4.61)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$53,799		$32,547		$17,168	$11,026	$3,672	$2,897
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(5)(6)	2.67	%(7)	2.85%		2.97%	3.17%	3.57%	3.18%
Expenses after custodian fee reduction(5)(6)	2.67	%(7)	2.84%		2.86%	3.05%	3.37%	2.87%
Net investment income (loss)	(1.40	)%(7)	(0.15)%		0.48%	(0.01)%	(0.15)%	(0.89)%
Portfolio Turnover of the Portfolio	26%		49%		79%	124%	114%	155%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.5894448-for-1 reverse stock split effective on November 11, 2005.

(3)  Equal to less than $0.001 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  The investment advisor waived a portion of its investment advisory fee equal to 0.04% of average daily net assets for 2005.

(7)  Annualized.

See notes to financial statements
8

Eaton Vance Greater China Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENT (Unaudited)

1  Significant Accounting Policies

Eaton Vance Greater China Growth Fund (the Fund) is a non-diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class I shares are sold at net asset value and are not subject to a sales charge. Class I shares had not commenced operations as of February 28, 2007. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Greater China Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 28, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2006, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2007, August 31, 2008 and August 31, 2011 ($20,798,647, $1,617,906 and $3,315,639), respectively.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

G  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

9

Eaton Vance Greater China Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

H  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

I  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

J  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of the purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. Class I shares had not commenced operations as of February 28, 2007. The redemption fee is accounted for as an addition to paid-in capital and amounted to $11,370 for the period ended February 28, 2007.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Class I shares had not commenced operations at February 28, 2007. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	2,122,030	2,416,327
Issued to shareholders electing to receive payments of distributions in Fund shares	8,014	37,182
Redemptions	(1,090,180)	(1,422,674)
Exchange from Class B shares	36,411	168,405
Net increase	1,076,275	1,199,240
Class B	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006(1)
Sales	418,966	576,389
Issued to shareholders electing to receive payments of distributions in Fund shares	—	2,496
Redemptions	(177,407)	(262,031)
Exchange to Class A shares	(36,457)	(170,595)
Net increase	205,102	146,259
Class C	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006(2)
Sales	723,452	1,007,565
Issued to shareholders electing to receive payments of distributions in Fund shares	—	3,599
Redemptions	(246,702)	(378,094)
Net increase	476,750	633,070

(1)  Transactions reflect the effects of a 0.8704592-for-1 reverse stock split effective November 11, 2005.

(2)  Transactions reflect the effects of a 0.5894448-for-1 reverse stock split effective November 11, 2005.

4  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the six months ended February 28, 2007, the fee was

10

Eaton Vance Greater China Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

equivalent to 0.25% (annualized) of the Fund's average net assets for such period and amounted to $294,617. Effective March 27, 2006, the Advisor, Lloyd George Management (Bermuda) Limited, (LGM) and EVM agreed to reduce the Fund's total operating expenses in an amount equal to 0.05% annually. Such reduction will be shared equally by EVM and LGM. Pursuant to this agreement, EVM and LGM were allocated $58,926 of the Fund's operating expenses for the six months ended February 28, 2007. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the six months ended February 28, 2007, EVM received $14,100 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $122,000 as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to both Class B and Class C shares and an amount equal to (a) 0.50% (annualized) of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% (annualized) of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding uncovered distribution charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively plus, (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of uncovered distribution charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued approximately $268,735, $111,209 and $160,446 for Class A, Class B and Class C shares, respectively to or payable to EVD for the six months ended February 28, 2007, representing approximately 0.33% (annualized), 0.75% (annualized), and 0.75% (annualized) of the average daily net assets for Class A, Class B and Class C shares, respectively. At February 28, 2007, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $3,044,000 and $10,412,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% (annualized) per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding uncovered distribution charges of EVD. Service fee payments for the six months ended February 28, 2007 amounted to approximately $139,396, $37,070 and $53,482 for Class A, Class B and Class C shares, respectively.

Certain officers and Trustees of the Fund are officers or directors of EVD.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares purchased at net asset value in amounts of $1 million or more made within 18 months of purchase, and on redemptions of Class B shares made within six years of purchase and Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been

11

Eaton Vance Greater China Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENT (Unaudited) CONT'D

sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $10,500, $27,000 and $7,000 of CDSC paid by shareholders for Class A shares, Class B shares and Class C shares, respectively, for the six months ended February 28, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $70,557,286 and $28,349,041, respectively, for the six months ended February 28, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

12

Greater China Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 96.6%
Security	Shares	Value
China — 57.2%
Air Freight & Logistics — 1.0%
Shenzhen International Holdings, Ltd.	42,395,000	$2,933,104
		$2,933,104
Auto Components — 1.4%
Minth Group, Ltd.	4,314,000	$4,140,799
		$4,140,799
Automobiles — 1.0%
Dongfeng Motor Corp. - Class H(1)	5,008,000	$2,933,080
		$2,933,080
Commercial Banks — 5.3%
China Construction Bank - Class H(2)	8,983,000	$5,043,280
China Merchants Bank Co., Ltd. - Class H(1)	1,776,000	3,610,219
Industrial and Commercial Bank of China - Class H(1)	12,184,000	6,721,841
		$15,375,340
Construction & Engineering — 1.6%
China Communications Services Corp., Ltd. - Class H(1)	3,910,000	$4,834,761
		$4,834,761
Construction Materials — 3.0%
Anhui Conch Cement Co., Ltd. - Class H	1,410,000	$3,967,274
China National Building Material Co., Ltd. - Class H	5,866,000	4,820,058
		$8,787,332
Containers & Packaging — 2.3%
AMVIG Holdings Ltd.	8,242,000	$6,795,972
		$6,795,972
Diversified Consumer Services — 0.9%
New Oriental Education & Technology Group, Inc. ADR(1)	65,100	$2,742,012
		$2,742,012
Diversified Telecommunication Services — 1.6%
China Communications Construction Co., Ltd. - Class H(1)	6,678,000	$4,675,788
		$4,675,788

Security	Shares	Value
Electrical Equipment — 1.5%
Shanghai Electric Group Co., Ltd. - Class H	9,348,000	$4,354,592
		$4,354,592
Food Products — 0.2%
China Huiyuan Juice Group, Ltd.(1)	407,000	$530,351
		$530,351
Hotels, Restaurants & Leisure — 0.1%
Home Inns & Hotels Management, Inc. ADR(1)	8,610	$363,772
		$363,772
Household Durables — 0.5%
Samson Holding, Ltd.	2,297,000	$1,395,721
		$1,395,721
Independent Power Producers & Energy Traders — 1.2%
Huaneng Power International, Inc. - Class H	4,028,000	$3,511,294
		$3,511,294
Insurance — 3.3%
China Life Insurance Co., Ltd. - Class H	2,640,000	$6,991,378
Ping An Insurance Group Co. of China, Ltd. - Class H	599,000	2,711,398
		$9,702,776
Internet Software & Services — 1.6%
Tencent Holdings, Ltd.	1,350,000	$4,644,407
		$4,644,407
Machinery — 5.0%
China Infrastructure Machinery Holdings, Ltd.(1)	3,378,000	$5,183,532
Guangzhou Shipyard International Co., Ltd. - Class H(1)	1,052,000	2,990,516
Shanghai Prime Machinery Co., Ltd. - Class H(1)	14,330,000	6,412,020
		$14,586,068
Media — 1.6%
Focus Media Holding, Ltd. ADR(1)	58,200	$4,661,820
		$4,661,820
Multiline Retail — 2.2%
Parkson Retail Group, Ltd.	1,050,000	$6,339,935
		$6,339,935

See notes to financial statements
13

Greater China Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels — 5.0%
Anhui Tianda Oil Pipe Co., Ltd. - Class H(1)	1,980,000	$1,317,922
China Petroleum & Chemical Corp.- Class H	3,088,000	2,458,913
China Shenhua Energy Co., Ltd. - Class H	1,740,500	4,402,006
PetroChina Co., Ltd.- Class H	5,492,000	6,390,612
		$14,569,453
Paper and Forest Products — 2.4%
Nine Dragons Paper Holdings, Ltd.	3,335,000	$6,914,901
		$6,914,901
Real Estate Investment Trusts (REITs) — 1.9%
CapitaRetail China Trust(1)	2,945,000	$5,679,196
		$5,679,196
Real Estate Management & Development — 2.3%
Guangzhou R&F Properties Co., Ltd. - Class H	3,628,000	$6,619,262
		$6,619,262
Textiles, Apparel & Luxury Goods — 5.0%
Ports Design, Ltd.	3,521,000	$9,193,635
Prime Success International Group	5,126,000	5,423,138
		$14,616,773
Transportation Infrastructure — 1.1%
Zhejiang Expressway Co., Ltd. - Class H	4,202,000	$3,153,005
		$3,153,005
Wireless Telecommunication Services — 4.2%
China Mobile, Ltd.	1,307,500	$12,139,097
		$12,139,097
Total China (identified cost $101,807,169)		$167,000,611
Hong Kong — 23.3%
Commercial Banks — 4.0%
BOC Hong Kong Holdings, Ltd.	1,915,500	$4,636,033
CITIC International Financial Holdings, Ltd.	4,471,000	3,525,539
HSBC Holdings PLC	199,380	3,482,896
		$11,644,468

Security	Shares	Value
Distributors — 4.5%
Huabao International Holdings, Ltd.	7,030,000	$3,824,418
Integrated Distribution Services Group, Ltd.	2,341,000	5,331,813
Li & Fung, Ltd.	1,244,000	3,955,364
		$13,111,595
Diversified Financial Services — 2.4%
First Pacific Co., Ltd	3,212,000	$1,821,517
Hong Kong Exchanges and Clearing, Ltd.	492,000	5,066,152
		$6,887,669
Electric Utilities — 1.3%
CLP Holdings, Ltd.	511,000	$3,752,466
		$3,752,466
Industrial Conglomerates — 0.9%
NWS Holdings, Ltd.	1,147,000	$2,789,575
		$2,789,575
Real Estate Management & Development — 5.1%
Cheung Kong Holdings, Ltd.	469,000	$5,752,511
Midland Holdings, Ltd.	4,190,000	2,544,358
New World Development Co., Ltd.	1,224,000	2,693,432
Swire Pacific, Ltd. - Class A	348,500	3,944,591
		$14,934,892
Specialty Retail — 2.5%
Esprit Holdings, Ltd.	699,000	$7,284,785
		$7,284,785
Textiles, Apparel & Luxury Goods — 1.9%
Peace Mark Holdings, Ltd.	5,980,000	$5,649,109
		$5,649,109
Wireless Telecommunication Services — 0.7%
Hutchinson Telecommunications International, Ltd.(1)	982,000	$2,045,370
		$2,045,370
Total Hong Kong (identified cost $50,012,326)		$68,099,929

See notes to financial statements
14

Greater China Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Singapore — 1.4%
Marine — 1.4%
Cosco Corp., Ltd.	2,305,000	$4,089,918
		$4,089,918
Total Singapore (identified cost $3,468,394)		$4,089,918
Taiwan — 14.7%
Chemicals — 1.1%
Taiwan Fertilizer Co., Ltd.	1,809,000	$3,281,428
		$3,281,428
Commercial Banks — 0.5%
Chinatrust Financial Holding Co., Ltd.	1,966,000	$1,537,227
		$1,537,227
Computer Peripherals — 1.4%
Acer, Inc.	1,563,153	$2,906,468
Catcher Technology Co., Ltd.	124,000	1,204,079
		$4,110,547
Electronic Equipment & Instruments — 1.7%
Hon Hai Precision Industry Co., Ltd.	726,400	$4,881,275
		$4,881,275
Hotels, Restaurants & Leisure — 1.4%
Formosa International Hotels Corp.	355,617	$4,141,738
		$4,141,738
Insurance — 1.0%
Cathay Financial Holding Co., Ltd.	1,346,789	$2,878,736
		$2,878,736
Leisure Equipment & Products — 2.1%
Johnson Health Tech Co., Ltd.	771,750	$6,144,480
		$6,144,480

Security	Shares	Value
Real Estate Investment Trusts (REITs) — 0.7%
Fubon No. 2 Real Estate Investment Trust(1)	4,855,000	$1,943,160
		$1,943,160
Real Estate Management & Development — 0.8%
Farglory Developers Co., Ltd.	1,374,000	$2,299,519
		$2,299,519
Semiconductors & Semiconductor Equipment — 3.3%
MediaTek, Inc.	317,020	$3,415,862
Taiwan Semiconductor Manufacturing Co., Ltd.	3,074,666	6,282,990
		$9,698,852
Wireless Telecommunication Services — 0.7%
Far EasTone Telecommunications Co., Ltd.	1,768,300	$2,016,915
		$2,016,915
Total Taiwan (identified cost $30,060,453)		$42,933,877
Total Common Stocks (identified cost $185,348,342)		$282,124,335
Total Investments — 96.6% (identified cost $185,348,342)		$282,124,335
Other Assets, Less Liabilities — 3.4%		$9,785,307
Net Assets — 100.0%		$291,909,642

Company descriptions are unaudited.

(1)  Non-income producing security.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate value of the securities is $5,043,280 or 1.7% of the net assets.

See notes to financial statements
15

Greater China Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Top Ten Holdings
Company	Industry Sector	Percentage of Net Assets	Value
China Mobile, Ltd.	Wireless Telecommunication Services	4.2%	$12,139,097
Ports Design, Ltd.	Textiles, Apparel & Luxury Goods	3.1	9,193,635
Esprit Holdings, Ltd.	Specialty Retail	2.5	7,284,785
China Life Insurance Co., Ltd. - Class H	Insurance	2.4	6,991,378
Nine Dragons Paper Holdings, Ltd.	Paper and Forest Products	2.4	6,914,901
AMVIG Holdings Ltd.	Containers & Packaging	2.3	6,795,972
Industrial and Commercial Bank of China - Class H	Commercial Banks	2.3	6,721,841
Guangzhou R&F Properties Co., Real Estate Management & Ltd. - Class H	Development	2.3	6,619,262
Shanghai Prime Machinery Co., Ltd. - Class H	Machinery	2.2	6,412,020
PetroChina Co., Ltd. - Class H	Oil, Gas & Consumable Fuels	2.2	6,390,612
		25.9%	$75,463,503

Industry concentration — Below are the top ten industry sectors represented in the Portfolio of Investments
Company	Percentage of Net Assets	Value
Commercial Banks	9.8%	$28,557,035
Real Estate Management & Development	8.2	23,853,673
Textiles, Apparel & Luxury Goods	6.9	20,265,882
Wireless Telecommunication Services	5.6	16,201,382
Machinery	5.0	14,586,068
Oil, Gas & Consumable Fuels	5.0	14,569,453
Distributors	4.5	13,111,595
Insurance	4.3	12,581,512
Semiconductors & Semiconductor Equipment	3.3	9,698,852
Construction Materials	3.0	8,787,332
	55.6%	$162,212,784

See notes to financial statements
16

Greater China Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investments, at value (identified cost, $185,348,342)	$282,124,335
Cash	6,396,899
Foregn currency, at value (identified cost, $4,736,311)	4,740,505
Dividends and interest receivable	18,055
Total assets	$293,279,794
Liabilities
Payable for investments purchased	$1,001,748
Payable to affiliate for investment advisory fees	185,821
Payable to affiliate for administration fees	57,019
Accrued expenses	125,564
Total liabilities	$1,370,152
Net Assets applicable to investors' interest in Portfolio	$291,909,642
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$195,129,455
Net unrealized appreciation (computed on the basis of identified cost)	96,780,187
Total	$291,909,642

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends (including foreign tax, $2,545)	$1,435,113
Interest	88,001
Total investment income	$1,523,114
Expenses
Investment adviser fee	$892,277
Administration fee	294,104
Trustees' fees and expenses	9,598
Custodian fee	242,425
Legal and accounting services	26,516
Miscellaneous	2,993
Total expenses	$1,467,913
Net investment income	$55,201
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,837,264
Foreign currency transactions	(147,898)
Net realized gain	$10,689,366
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$51,355,584
Foreign currency	83,359
Net change in unrealized appreciation (depreciation)	$51,438,943
Net realized and unrealized gain	$62,128,309
Net increase in net assets from operations	$62,183,510

See notes to financial statements
17

Greater China Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income	$55,201	$2,082,102
Net realized gain from investment transactions and foreign currency transactions	10,689,366	6,496,899
Net change in unrealized appreciation (depreciation) from investments and foreign currency	51,438,943	23,262,774
Net increase in net assets from operations	$62,183,510	$31,841,775
Capital transactions — Contributions	$70,557,286	$68,721,720
Withdrawals	(28,349,041)	(35,803,447)
Net increase in net assets from capital transactions	$42,208,245	$32,918,273
Net increase in net assets	$104,391,755	$64,760,048
Net Assets
At beginning of period	$187,517,887	$122,757,839
At end of period	$291,909,642	$187,517,887

See notes to financial statements
18

Greater China Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)		2006	2005		2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	1.24	%(2)	1.29%	1.27	%(1)	1.34%	1.43%	1.40%
Net expenses after custodian fee reduction	1.24	%(2)	1.28%	1.18	%(1)	1.24%	1.25%	1.10%
Net investment income	0.05	%(2)	1.35%	2.08	%(1)	1.70%	1.90%	0.81%
Portfolio Turnover	26%		49%	79%		124%	114%	155%
Total Return	31.72%		25.67%	22.54%		20.02%	24.59%	(2.72)%
Net assets, end of period (000's omitted)	$291,910		$187,518	$122,758		$95,456	$71,829	$61,196

(1)  The investment adviser waived a portion of its investment advisory fee (equal to 0.04% of average daily net assets for 2005).

(2)  Annualized.

See notes to financial statements
19

Greater China Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Greater China Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on September 1, 1992, seeks long-term capital appreciation by investing primarily in common stocks of companies which, in the opinion of the investment adviser, will benefit from the economic development and growth of the People's Republic of China. Under normal circumstances, the Fund primarily invests in companies in the China region, which includes Hong Kong, China, Taiwan, South Korea, Singapore, Malaysia, Thailand, Indonesia and the Philippines. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located in the China region. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2007 the Eaton Vance Greater China Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, are used to reduce the Portfolio's custodian fees and are reported as a reduction of expenses in the Statement of Operations.

Greater China Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

E  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

H  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance, as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million,

Greater China Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2007 the adviser fee amounted to $892,277. Lloyd George Management (Bermuda) Limited has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers, if any, in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2007, the administration fee amounted to $294,104. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administration fees.

Trustees of the Portfolio who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $107,149,002 and $59,067,306, respectively, for the six months ended February 28, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$185,348,342
Gross unrealized appreciation	$97,955,445
Gross unrealized depreciation	(1,179,452)
Net unrealized appreciation	$96,775,993

The unrealized appreciation on foreign currency and foreign currency transactions is $4,194.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

6  Financial Instruments

The Portfolio may trade in financial instruments with
off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. There were no obligations under these financial instruments at February 28, 2007.

7  Line of Credit

The Portfolio participates with other portfolios and funds managed by Boston Management and Research and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made

Greater China Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31, 2006, the

24

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Greater China Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Greater China Growth Fund (the "Fund") invests, with Lloyd George Investment Management (Bermuda) Limited (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator") and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets, including Asia. The Board noted the Adviser's experience in managing equity funds that invest in Asian securities. The Board noted that the Adviser maintains offices in London, Hong Kong, Singapore and Mumbai, providing its investment team with first hand knowledge of country and market factors affecting securities in which the Portfolio invests. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Administrator and its affiliates to requests from the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year

25

Eaton Vance Greater China Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual management fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Greater China Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Greater China Growth Fund

Officers Thomas E. Faust Jr. President Gregory L. Coleman Vice President James A. Womack Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman James B. Hawkes Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Greater China Growth Portfolio

Officers
Hon. Robert Lloyd George
President and Trustee
Pamela Chan
Vice President
James B. Hawkes
Vice President and Trustee
William Raleigh Kerr
Vice President and
Assistant Treasurer
William J. Austin, Jr
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Edward K.Y. Chen Benjamin C. Esty William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

27

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Greater China Growth Fund
and Administrator of Greater China Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Greater China Growth Portfolio
Lloyd George Investment Management (Bermuda) Limited

3808 One Exchange Square
Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Greater China Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

406-4/07  CGSRC

Semiannual Report February 28, 2007

EATON VANCE
GLOBAL
GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Global Growth Fund as of February 28, 2007

INVESTMENT UPDATE

Arieh Coll

Eaton Vance Corp.

Co-Portfolio Manager

Edward R. Allen, III

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

Thomas N. Hunt, III

Eagle Global Advisors, L.L.C.

Co-Portfolio Manager

The Fund

Performance for the Past Six Months

•                  For the six months ended February 28, 2007, the Fund’s Class A shares had a total return of 13.42%. This return was the result of an increase in net asset value (NAV) per share to $19.77 on February 28, 2007 from $17.43 on August 31, 2006.(1)

•                  The Fund’s Class B shares had a total return of 13.09% for the same period, the result of an increase in NAV per share to $19.52 from $17.26.(1)

•                  The Fund’s Class C shares had a total return of 13.10% for the same period, the result of an increase in NAV per share to $18.82 from $16.64.(1)

•                  For comparison, the Morgan Stanley Capital International (MSCI) World Index — an unmanaged index of global equity securities — had a total return of 10.38% for the same period. The Fund’s Lipper peer group, Lipper Global Multi-Cap Growth Funds Classification, had an average return of 11.27% for the same period.(2)

Management Discussion

•                  For the six months ended February 28, 2007, Eaton Vance Global Growth Fund (the “Fund”) performed well, outperforming the MSCI World (“MSCI”) Index and the average return of its Lipper Classification.(2) The Fund’s solid performance was primarily the result of strong returns within the U.S. portion of the portfolio, driven by successful stock selection in several different industry sectors.

•                  During the six months ended February 28, 2007, U.S. and international stock markets generally performed well, as investors continued to feel optimistic about the economy, inflation, interest rates, and corporate profits. In the final week of the period, however, both U.S. and international stock markets declined sharply on concerns about excessive valuations, a downturn in the U.S. housing market, and a potential slowing of growth in 2007. Internationally, emerging markets declined sharply as investors became wary about high stock prices and slower growth prospects and sought less risky assets. European markets — especially for small- and mid-cap stocks — continued to perform well. Investors were attracted to reasonable stock valuations and improving corporate earnings. Japanese stocks had sluggish performance due to concerns about slowing growth and a decline in exports.

•                  The Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as the Fund, Global Growth Portfolio (the “Portfolio”). During the period, the domestic portion of the Portfolio had strong performance in the information technology, energy, telecommunications, and industrials sectors. Stock selection was the key driver of these sectors’ contributions to performance. U.S. financial stocks detracted from returns, primarily due to Portfolio holdings in the struggling thrifts and mortgage industry.(3)

•      The Portfolio’s international (non-U.S.) holdings, managed by investment sub-adviser Eagle Global Advisors L.L.C.

(“Eagle”), emphasized large-cap growth stocks during the period. These holdings generally posted positive returns but lagged the MSCI Index because small-and mid-cap stocks led the index’s performance during the period. Telecommunications and information technology stocks made the strongest contributions to non-U.S. performance due to stock selection, while financials and consumer staples detracted from performance due to weaker returns among certain holdings that were overweighted relative to the MSCI Index.(3)

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1) These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by Eaton Vance, the returns would be lower.

(2) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(3) Country and industry weightings are subject to change due to active management.

Eaton Vance Global Growth Fund as of February 28, 2007

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
Six Months	13.42%	13.09%	13.10%
One Year	15.08	14.49	14.48
Five Years	8.38	7.77	7.76
10 Years	9.20	8.65	8.55
Life of Fund†	9.81	9.32	9.05
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.92%	8.09%	12.10%
One Year	8.45	9.49	13.48
Five Years	7.10	7.47	7.76
10 Years	8.55	8.65	8.55
Life of Fund†	9.25	9.32	9.05

† Inception Dates – Class A: 9/18/95; Class B: 9/18/95; Class C: 11/22/95

Total Annual Operating Expenses(2)	Class A	Class B	Class C

Gross	2.55%	3.05%	3.05%
Net	2.42	2.92	2.92

(1) Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase. Class A shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by Eaton Vance, the returns would be lower.

(2) From prospectus dated 1/1/07. Reflects a contractual reduction in the management fee that may not be terminated or amended unless approved by a majority of noninterested Trustees. Without this fee reduction performance would have been lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Global Growth Fund as of February 28, 2007

PORTFOLIO INFORMATION

Regional Distribution(1)

By net assets

(1) As of 2/28/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Common Stock Investments by Sector(2)

By net assets

(2) As of 2/28/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Holdings(3)

By net assets

MEMC Electronic Materials Inc.	2.4%
Foster Wheeler Ltd.	2.2
Loews Corp.-Carolina Group	2.2
Hess Corp.	1.7
Canon Inc.	1.6
Gammon Lake Resources Inc.	1.6
ING Groep N.V. (ADS)	1.6
SXR Uranium One Inc.	1.6
Google Inc. (Class A)	1.5
BT Group PLC (ADS)	1.4

(3) Top Ten Holdings represented 17.8% of Portfolio net assets as of 2/28/07. Holdings are subject to change due to active management.

Eaton Vance Global Growth Fund as of February 28, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 – February 28, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Global Growth Fund

	Beginning Account Value (9/1/06)	Ending Account Value (2/28/07)	Expenses Paid During Period* (9/1/06 – 2/28/07)
Actual
Class A	$1,000.00	$1,134.20	$12.70
Class B	$1,000.00	$1,130.90	$15.32
Class C	$1,000.00	$1,131.00	$15.32
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,012.90	$11.98
Class B	$1,000.00	$1,010.40	$14.46
Class C	$1,000.00	$1,010.40	$14.46

* Expenses are equal to the Fund's annualized expense ratio of 2.40% for Class A shares, 2.90% for Class B shares and 2.90% for Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2006. The Example reflects the expenses of both the Fund and the Portfolio. Absent an expense waiver by Eaton Vance, the expenses would be higher.

Eaton Vance Global Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investment in Global Growth Portfolio, at value (identified cost, $73,550,696)	$88,394,848
Receivable for Fund shares sold	129,146
Tax reclaim receivable	4,069
Total assets	$88,528,063
Liabilities
Payable for Fund shares redeemed	$325,706
Payable to affiliate for distribution and service fees	53,046
Payable to affiliate for management fee	9,234
Payable to affiliate for Trustees' fees	2
Accrued expenses	63,057
Total liabilities	$451,045
Net Assets	$88,077,018
Sources of Net Assets
Paid-in capital	$108,257,340
Accumulated net realized loss from Portfolio (computed on the basis of identified cost)	(34,462,322)
Accumulated net investment loss	(562,152)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	14,844,152
Total	$88,077,018
Class A Shares
Net Assets	$53,989,918
Shares Outstanding	2,731,300
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.77
Maximum Offering Price Per Share (100 ÷ 94.25 of $19.77)	$20.98
Class B Shares
Net Assets	$22,236,508
Shares Outstanding	1,138,998
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$19.52
Class C Shares
Net Assets	$11,850,592
Shares Outstanding	629,582
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$18.82
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $27,039)	$504,000
Interest allocated from Portfolio	43,421
Expenses allocated from Portfolio	(555,703)
Net investment loss from Portfolio	$(8,282)
Expenses
Management fee	$107,619
Trustees' fees and expenses	1,132
Distribution and service fees Class A	129,057
Class B	112,336
Class C	56,262
Transfer and dividend disbursing agent fees	136,148
Legal and accounting services	24,546
Printing and postage	18,550
Registration fees	8,875
Custodian fee	7,365
Miscellaneous	5,790
Total expenses	$607,680
Deduct — Reduction of Management Fee	$53,810
Total expense reductions	$53,810
Net expenses	$553,870
Net investment loss	$(562,152)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,992,308
Foreign currency transactions	(24,673)
Net realized gain	$3,967,635
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,154,197
Foreign currency	126
Foreign currency from the Portfolio	1,267
Net change in unrealized appreciation (depreciation)	$7,155,590
Net realized and unrealized gain	$11,123,225
Net increase in net assets from operations	$10,561,073

See notes to financial statements

Eaton Vance Global Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment loss	$(562,152)	$(984,799)
Net realized gain from investment transactions and foreign currency	3,967,635	14,215,186
Net change in unrealized appreciation (depreciation) from investments and foreign currency	7,155,590	(4,235,850)
Net increase in net assets from operations	$10,561,073	$8,994,537
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$4,104,778	$10,675,737
Class B	1,185,493	1,455,497
Class C	856,683	1,744,867
Cost of shares redeemed Class A	(7,287,641)	(10,524,500)
Class B	(3,311,090)	(7,708,394)
Class C	(1,123,688)	(3,530,916)
Net asset value of shares exchanged Class A	1,242,845	3,297,207
Class B	(1,242,845)	(3,297,207)
Redemption Fees	265	1,328
Net decrease in net assets from Fund share transactions	$(5,575,200)	$(7,886,381)
Net increase in net assets	$4,985,873	$1,108,156
Net Assets
At beginning of period	$83,091,145	$81,982,989
At end of period	$88,077,018	$83,091,145
Accumulated net investment loss included in net assets
At end of period	$(562,152)	$—

See notes to financial statements

Eaton Vance Global Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$17.430		$15.550	$13.220	$12.690	$11.140	$13.640
Income (loss) from operations
Net investment loss	$(0.104)		$(0.158)	$(0.122)	$(0.072)	$(0.088)	$(0.098)
Net realized and unrealized gain (loss)	2.444		2.038	2.452	0.602	1.638	(2.402)
Total income (loss) from operations	$2.340		$1.880	$2.330	$0.530	$1.550	$(2.500)
Redemption fees	$0.00	(4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of period	$19.770		$17.430	$15.550	$13.220	$12.690	$11.140
Total Return(2)	13.42%		12.09%	17.62%	4.18%	13.91%	(18.33)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$53,990		$49,529	$41,155	$39,113	$32,559	$35,502
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(6)	2.40	%(5)	2.49%	2.52%	2.44%	2.39%	1.99%
Expenses after custodian fee reduction	2.40	%(5)	2.49%	2.52%	2.44%	2.39%	1.99%
Net investment loss	(1.12)%		(0.95)%	(0.82)%	(0.52)%	(0.79)%	(0.76)%
Portfolio Turnover of the Portfolio	40%		186%	130%	164%	93%	107%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  Annualized

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for 2006).

See notes to financial statements

Eaton Vance Global Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$17.260		$15.480	$13.220	$12.760	$11.270	$13.910
Income (loss) from operations
Net investment loss	$(0.150)		$(0.251)	$(0.197)	$(0.169)	$(0.159)	$(0.195)
Net realized and unrealized gain (loss)	2.410		2.031	2.457	0.629	1.649	(2.445)
Total income (loss) from operations	$2.260		$1.780	$2.260	$0.460	$1.490	$(2.640)
Redemption fees	$0.00	(4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of period	$19.520		$17.260	$15.480	$13.220	$12.760	$11.270
Total Return(2)	13.09%		11.50%	17.10%	3.61%	13.22%	(18.98)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$22,237		$22,824	$29,464	$33,522	$50,558	$55,898
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(6)	2.90	%(5)	2.99%	3.02%	2.94%	3.02%	2.72%
Expenses after custodian fee reduction	2.90	%(5)	2.99%	3.02%	2.94%	3.02%	2.72%
Net investment loss	(1.62)%		(1.52)%	(1.32)%	(1.22)%	(1.42)%	(1.48)%
Portfolio Turnover of the Portfolio	40%		186%	130%	164%	93%	107%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  Annualized

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for 2006).

See notes to financial statements

Eaton Vance Global Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$16.640		$14.920	$12.740	$12.300	$10.870	$13.400
Income (loss) from operations
Net investment loss	$(0.145)		$(0.237)	$(0.191)	$(0.152)	$(0.154)	$(0.187)
Net realized and unrealized gain (loss)	2.325		1.957	2.371	0.592	1.584	(2.343)
Total income (loss) from operations	$2.180		$1.720	$2.180	$0.440	$1.430	$(2.530)
Redemption fees	$0.00	(4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$0.000 (4)	$—
Net asset value — End of period	$18.820		$16.640	$14.920	$12.740	$12.300	$10.870
Total Return(2)	13.10%		11.53%	17.11%	3.58%	13.16%	(18.88)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11,851		$10,738	$11,364	$12,402	$14,817	$17,064
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(3)(6)	2.90	%(5)	2.99%	3.02%	2.94%	3.02%	2.72%
Expenses after custodian fee reduction	2.90	%(5)	2.99%	3.02%	2.94%	3.02%	2.72%
Net investment loss	(1.63)%		(1.48)%	(1.33)%	(1.14)%	(1.42)%	(1.47)%
Portfolio Turnover of the Portfolio	40%		186%	130%	164%	93%	107%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Amounts represent less than $0.0005.

(5)  Annualized

(6)  The investment adviser voluntarily waived a portion of it's investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.05% of average daily net assets for 2006).

See notes to financial statements

Eaton Vance Global Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Global Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 31, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2006, the Fund, for federal income tax purposes, had a capital loss carryover of $38,225,957 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover of $21,860,517 and $16,365,440 will expire on August 31, 2010 and August 31, 2011, respectively. During the year ended August 31, 2006 capital loss carryovers of $14,292,582 were utilized to offset the net realized gains.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Redemption Fees — Upon the redemption or exchange of shares by Class A shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital and amounted to $265 for period ended February 28, 2007.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Global Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital.

There were no distributions for the six months ended February 28, 2007 and for the year ended August 31, 2006.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. EVM receives a monthly fee equal to 0.25% annually of average daily net assets up to $500 million. This fee declines at intervals above $500 million. For the six months ended February 28, 2007, the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $107,619. Pursuant to a Management Fee Reduction Agreement EVM effective July 28, 2006 reduced its management fee by an amount equal to 0.125% of the average daily net assets of the Fund. The reduction amounted to $53,810 for the six months ended February 28, 2007. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the six months ended February 28, 2007, EVM received $7,089 in sub-transfer agent fees.

The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $5,000 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers or directors of EVM or EVD.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	213,813	630,029
Redemptions	(390,404)	(631,685)
Exchange from Class B shares	66,111	197,498
Net increase (decrease)	(110,480)	195,842
Class B	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	62,770	86,274
Redemptions	(179,582)	(467,898)
Exchange to Class A shares	(66,862)	(199,028)
Net decrease	(183,674)	(580,652)
Class C	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	46,680	107,174
Redemptions	(62,600)	(223,254)
Net decrease	(15,920)	(116,080)

Eaton Vance Global Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

5  Distribution Plans

The Fund has in effect distribution plans for Class A shares (Class A Plan), Class B shares (Class B Plan), and Class C shares (Class C Plan), (collectively the Plans), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to both Class B and Class C. The Class A Plan requires the Fund to pay EVD a monthly distribution fee equal on an annual basis to the aggregate of (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A shares average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class.

The Fund paid or accrued $76,079, $129,057 and $84,252 for Class A, Class B and Class C shares, respectively, to or payable to EVD for the six months ended February 28, 2007, representing 0.29%, 0.75%, and 0.75% of the average daily net assets for Class A, Class B and Class C shares, respectively. At February 28, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $1,895,000 and $3,447,000 for Class B and Class C shares, respectively.

The Class A Plan authorizes the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount equal to 0.25% (annualized), of the Fund's average daily net assets attributable to Class A shares based on the value of Fund shares sold by such persons remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Class B and Class C Plans authorize the Fund to make service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B and Class C shares. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the six months ended February 28, 2007 amounted to approximately $52,978, $28,084, and $14,065 for Class A, Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase up until September 15, 2006. Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $0, $15,000 and $200 of CDSC paid by shareholders for Class A, Class B shares and Class C shares, respectively, for the six months ended February 28, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $8,552,507 and $14,857,824 respectively, for the six months ended February 28, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48")

Eaton Vance Global Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

"Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Global Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 95.0%
Security	Shares	Value
Airlines — 0.6%
Air France-KLM	7,000	$302,859
British Airways PLC(1)	19,000	199,586
		$502,445
Auto Components — 0.2%
Aisin Seiki Co., Ltd.	6,000	$207,934
		$207,934
Automobiles — 1.6%
Honda Motor Co., Ltd. ADR	14,000	$519,820
Toyota Motor Corp.	14,000	939,730
		$1,459,550
Beverages — 2.2%
Diageo PLC ADR	5,000	$396,950
Fomento Economico Mexicano SA de CV ADR	7,500	827,250
Heineken Holding NV	5,000	210,552
InBev NV	7,300	482,544
		$1,917,296
Biotechnology — 1.2%
Celgene Corp.(1)	15,800	$842,140
Gilead Sciences, Inc.(1)	3,400	243,304
		$1,085,444
Building Products — 0.3%
Owens Corning, Inc.(1)	8,000	$256,080
		$256,080
Capital Markets — 3.6%
Amvescap PLC ADR	17,000	$405,790
Deutsche Bank AG	2,000	262,620
E*Trade Financial Corp.(1)	51,200	1,182,208
Fortress Investment Group LLC, Class A	1,980	59,796
UBS AG	21,000	1,237,594
		$3,148,008

Security	Shares	Value
Chemicals — 1.0%
Agrium, Inc.	12,000	$461,400
BASF AG ADR	4,500	457,695
		$919,095
Commercial Banks — 8.1%
Anglo Irish Bank Corp. PLC	16,000	$340,197
Australia and New Zealand Banking Group, Ltd.	15,000	346,918
Banco Bilbao Vizcaya Argentaria SA ADR	20,000	487,200
Banco Santander Central Hispano SA ADR	47,000	871,850
Bank of Ireland	18,000	408,908
Barclays PLC ADR	18,000	1,053,540
BNP Paribas SA	4,500	468,395
Danske Bank A/S	10,000	460,627
DBS Group Holdings, Ltd.	30,000	418,635
HBOS PLC	10,000	211,179
Intesa Sanpaolo	55,000	398,694
Mitsubishi UFJ Financial Group, Inc. ADR	62,000	757,640
Societe Generale	2,200	369,307
Woori Finance Holdings Co., Ltd. ADR(1)	7,050	539,396
		$7,132,486
Commercial Services & Supplies — 0.3%
Copart, Inc.(1)	7,612	$224,173
		$224,173
Communications Equipment — 3.1%
CommScope, Inc.(1)	26,000	$1,000,220
Nokia Oyj ADR	22,000	480,260
Research in Motion, Ltd.(1)	7,264	1,021,391
Riverbed Technology, Inc.(1)	7,800	248,274
		$2,750,145
Computer Peripherals — 1.0%
Apple Computer, Inc.(1)	8,000	$676,880
Logitech International SA(1)	7,500	196,125
		$873,005
Construction & Engineering — 2.8%
Foster Wheeler, Ltd.(1)	35,000	$1,934,800
Vinci SA	4,000	551,865
		$2,486,665

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Construction Materials — 0.9%
Lafarge Malayan Cement Berhad	900,000	$375,324
Martin Marietta Materials, Inc.	3,700	463,684
		$839,008
Consumer Finance — 0.9%
Orix Corp.	3,000	$825,909
		$825,909
Containers & Packaging — 0.3%
Owens-Illinois, Inc.(1)	10,000	$237,600
		$237,600
Diversified Consumer Services — 1.5%
Apollo Group, Inc., Class A(1)	10,000	$472,900
Capella Education Co.(1)	5,353	175,097
DeVry, Inc.	21,800	602,552
Laureate Education, Inc.(1)	1,049	62,604
		$1,313,153
Diversified Financial Services — 1.9%
Fortis	7,000	$300,222
ING Groep NV ADR	32,900	1,405,817
		$1,706,039
Diversified Telecommunication Services — 2.2%
BT Group PLC ADR	22,000	$1,277,760
Koninklijke KPN NV	30,000	462,065
Telenor ASA	9,500	175,498
		$1,915,323
Electric Utilities — 2.5%
E. ON AG ADR	18,600	$811,146
Enel SPA	90,000	938,180
Scottish and Southern Energy PLC	17,000	477,590
		$2,226,916
Electrical Equipment — 0.7%
General Cable Corp.(1)	5,000	$249,750
Solarworld AG	4,700	338,844
		$588,594

Security	Shares	Value
Electronic Equipment & Instruments — 0.3%
Ibiden Co., Ltd.	4,600	$231,197
		$231,197
Energy Equipment & Services — 2.6%
Acergy SA ADR(1)	55,000	$1,041,150
Diamond Offshore Drilling, Inc.	5,500	428,010
Halliburton Co.	14,000	432,320
Tenaris SA ADR	9,000	408,690
		$2,310,170
Food & Staples Retailing — 0.9%
Shoppers Drug Mart Corp.	9,700	$422,397
Susser Holdings Corp.(1)	21,721	391,412
		$813,809
Food Products — 2.0%
Nestle SA	2,400	$891,084
Pilgrim's Pride Corp.	30,000	919,200
		$1,810,284
Health Care Equipment & Supplies — 1.5%
American Medical Systems Holdings, Inc.(1)	13,000	$264,420
Cyberonics, Inc.(1)	22,000	450,560
Synthes, Inc.	2,000	249,342
Thoratec Corp.(1)	17,083	335,681
		$1,300,003
Health Care Providers & Services — 1.1%
DaVita, Inc.(1)	4,600	$250,930
Henry Schein, Inc.(1)	10,200	532,134
Lincare Holdings, Inc.(1)	6,000	234,300
		$1,017,364
Hotels, Restaurants & Leisure — 1.2%
Cheesecake Factory, Inc. (The)(1)	12,500	$341,125
Pinnacle Entertainment, Inc.(1)	7,200	232,848
Scientific Games Corp., Class A(1)	15,000	490,500
		$1,064,473

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Household Durables — 0.5%
Sekisui House, Ltd.	29,000	$434,874
		$434,874
Industrial Conglomerates — 1.1%
Keppel Corp., Ltd.	80,000	$931,914
		$931,914
Insurance — 1.9%
Aviva PLC	20,000	$319,528
Axa ADR	27,200	1,161,168
Muenchener Rueckversicherungs-Gesellschaft AG	1,500	238,589
		$1,719,285
Internet Software & Services — 3.0%
Ariba, Inc.(1)	46,088	$429,079
DealerTrack Holdings, Inc.(1)	10,000	289,500
Equinix, Inc.(1)	7,000	578,690
Google, Inc., Class A(1)	2,937	1,320,035
Switch & Data Facilities Co.(1)	1,035	20,162
		$2,637,466
IT Services — 1.4%
MasterCard, Inc., Class A	5,050	$541,259
MoneyGram International, Inc.	22,696	682,242
		$1,223,501
Machinery — 1.7%
Komatsu, Ltd.	32,000	$715,634
Titan International, Inc.	21,000	513,240
Vallourec SA	1,000	246,251
		$1,475,125
Media — 1.2%
Central European Media Enterprises, Ltd.(1)	2,800	$227,276
Comcast Corp., Class A(1)	16,650	428,238
Live Nation, Inc.(1)	8,400	194,376
XM Satellite Radio Holdings, Inc., Class A(1)	16,000	229,760
		$1,079,650
Metals & Mining — 6.3%
Aber Diamond Corp.	4,836	$172,937

Security	Shares	Value
Metals & Mining (continued)
Anglo American PLC ADR	21,000	$496,020
BlueScope Steel, Ltd.	29,000	213,732
Companhia Vale do Rio Doce ADR	24,000	709,200
Gammon Lake Resources, Inc.(1)	83,600	1,437,920
Golden Star Resources, Ltd.(1)	249,625	901,146
Rio Tinto PLC ADR	4,800	1,039,968
United States Steel Corp.	3,000	265,860
Western Copper Corp.(1)	32,000	42,301
Zinifex, Ltd.	21,000	276,748
		$5,555,832
Multiline Retail — 1.5%
Big Lots, Inc.(1)	7,400	$185,222
Bon-Ton Stores, Inc.	6,000	294,120
Saks, Inc.	42,000	811,440
		$1,290,782
Multi-Utilities — 1.4%
RWE AG	12,400	$1,262,166
		$1,262,166
Office Electronics — 1.6%
Canon, Inc.	25,350	$1,372,189
		$1,372,189
Oil, Gas & Consumable Fuels — 6.7%
ConocoPhillips	6,500	$425,230
ENI SPA ADR	5,000	306,150
Hess Corp.	29,000	1,538,450
Norsk Hydro ASA ADR	16,000	495,200
Petroleo Brasileiro SA ADR	7,000	571,060
SXR Uranium One, Inc.(1)	95,018	1,372,739
Total SA ADR	18,000	1,211,760
		$5,920,589
Personal Products — 0.9%
Herbalife, Ltd.(1)	14,317	$539,035
Playtex Products, Inc.(1)	17,000	233,070
		$772,105

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Pharmaceuticals — 4.0%
Adams Respiratory Therapeutics, Inc.(1)	5,000	$181,600
Eisai Co., Ltd.	4,400	223,864
Flamel Technologies SA ADR(1)	14,000	439,740
Ipsen SA	4,100	186,797
Novartis AG ADR(1)	8,000	443,440
Roche Holding AG	5,000	887,997
Shire PLC ADR	17,900	1,154,013
		$3,517,451
Real Estate Investment Trusts (REITs) — 0.2%
Annaly Capital Management, Inc.	12,217	$171,282
		$171,282
Real Estate Management & Development — 0.4%
Sun Hung Kai Properties, Ltd.	30,000	$355,185
		$355,185
Retail-Specialty and Apparel — 0.4%
Sports Direct International(1)	68,391	$381,983
		$381,983
Road & Rail — 0.5%
Canadian Pacific Railway, Ltd.	9,000	$480,690
		$480,690
Semiconductors & Semiconductor Equipment — 3.7%
Applied Micro Circuits Corp.(1)	70,000	$270,900
Atheros Communications, Inc.(1)	35,800	904,666
MEMC Electronic Materials, Inc.(1)	40,800	2,104,056
		$3,279,622
Software — 1.3%
i2 Technologies, Inc.(1)	32,000	$761,920
UbiSoft Entertainment SA(1)	8,000	351,115
		$1,113,035
Specialty Retail — 1.1%
Barnes & Noble, Inc.	5,500	$225,170
GameStop Corp., Class A(1)	9,300	487,506

Security	Shares	Value
Specialty Retail (continued)
OfficeMax, Inc.	5,600	$290,640
		$1,003,316
Textiles, Apparel & Luxury Goods — 0.0%
Heelys, Inc.(1)	1,380	$46,064
		$46,064
Tobacco — 2.7%
British American Tobacco PLC	15,000	$454,137
Loews Corp. - Carolina Group	26,435	1,904,113
		$2,358,250
Trading Companies & Distributors — 0.9%
Mitsubishi Corp.	30,000	$698,602
MSC Industrial Direct Co., Inc.	1,900	81,966
		$780,568
Wireless Telecommunication Services — 4.1%
Bouygues SA	3,000	$208,520
China Mobile, Ltd. ADR	7,500	348,225
NII Holdings, Inc., Class B(1)	14,400	1,020,096
Philippine Long Distance Telephone Co. ADR	12,000	588,000
Rogers Communications, Inc., Class B	31,600	1,031,740
Vodafone Group Plc (ADR)	14,000	390,600
		$3,587,181
Total Common Stocks (identified cost $69,073,112)		$83,912,273
Total Investments — 95.0% (identified cost $69,073,112)		$83,912,273
Other Assets, Less Liabilities — 5.0%		$4,482,815
Net Assets — 100.0%		$88,395,088

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	35.6%	$31,423,703
Canada	8.3	7,344,660
United Kingdom	8.0	7,104,631
Japan	7.8	6,927,393
France	6.3	5,497,777
Switzerland	4.5	3,905,583
Germany	3.8	3,371,060
Bermuda	2.4	2,162,076
Netherlands	2.4	2,078,434
Italy	1.9	1,643,024
Norway	1.9	1,711,848
Spain	1.5	1,359,050
Singapore	1.5	1,350,549
Brazil	1.4	1,280,260
Australia	0.9	837,398
Belgium	0.9	782,766
Mexico	0.9	827,250
Ireland	0.8	749,105
Philippines	0.7	588,000
Republic of Korea	0.6	539,395
Argentina	0.6	408,690
Denmark	0.6	460,627
Finland	0.5	480,260
China	0.4	348,225
Hong Kong	0.4	355,185
Malaysia	0.4	375,324
	95.0	$83,912,273

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investments, at value (identified cost, $69,073,112)	$83,912,273
Receivable for investments sold	5,221,662
Dividends and interest receivable	72,297
Tax reclaim receivable	78,933
Total assets	$89,285,165
Liabilities
Payable for investments purchased	$631,498
Demand note payable	100,000
Payable to affiliate for investment advisory fees	56,421
Payable to affiliate for administration fees	17,408
Due to custodian	15,337
Payable for open forward foreign currency contracts	1,392
Payable to affiliate for Trustees' fees	4
Accrued expenses	68,017
Total liabilities	$890,077
Net Assets applicable to investors' interest in Portfolio	$88,395,088
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$73,551,935
Net unrealized appreciation (computed on the basis of identified cost)	14,843,153
Total	$88,395,088

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends (net of foreign taxes, $27,039)	$504,001
Interest income allocated from affiliated investments	31,606
Interest	11,815
Expenses allocated from affliated investments	(2,970)
Total investment income	$544,452
Expenses
Investment adviser fee	$320,558
Administration fee	106,843
Trustees' fees and expenses	7,791
Custodian fee	90,490
Legal and accounting services	22,689
Miscellaneous	4,361
Total expenses	$552,732
Net investment loss	$(8,280)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$3,992,318
Foreign currency transactions	(24,673)
Net realized gain	$3,967,645
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$7,154,217
Foreign currency	1,266
Net change in unrealized appreciation (depreciation)	$7,155,483
Net realized and unrealized gain	$11,123,128
Net increase in net assets from operations	$11,114,848

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income (loss)	$(8,280)	$180,349
Net realized gain from investment transactions and foreign currency transactions	3,967,645	14,215,221
Net change in unrealized appreciation (depreciation) from investments and foreign currency	7,155,483	(4,236,016)
Net increase in net assets from operations	$11,114,848	$10,159,554
Capital transactions — Contributions	$8,552,507	$17,151,580
Withdrawals	(14,587,824)	(26,340,045)
Net decrease in net assets from capital transactions	$(6,035,317)	$(9,188,465)
Net increase in net assets	$5,079,531	$971,089
Net Assets
At beginning of period	$83,315,557	$82,344,468
At end of period	$88,395,088	$83,315,557

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)		2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(2)	1.30	%(1)	1.29%	1.29%	1.25%	1.24%	1.15%
Expenses after custodian fee reduction(2)	1.30	%(1)	1.29%	1.29%	1.25%	1.24%	1.15%
Net investment income (loss)	(0.02)%		0.22%	0.40%	0.55%	0.35%	0.08%
Portfolio Turnover	40%		186%	130%	164%	93%	107%
Total Return	14.03%		13.44%	19.06%	5.42%	15.23%	(17.67)%
Net assets, end of period (000's omitted)	$88,395		$83,316	$82,344	$86,617	$99,073	$109,557

(1)  Annualized

(2)  The investment adviser voluntarily waived a portion of its investment advisory fee and/or the administrator subsidized certain operating expenses (equal to 0.04% of average daily net assets for 2006).

See notes to financial statements

Global Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Global Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which was organized as a trust under the laws of the State of New York on June 1, 1995. The Portfolio seeks to provide long-term capital growth by investing in a global and diversified portfolio of common stocks of companies expected to grow in value over time. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2007, the Eaton Vance Global Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management) an affiliated investment company managed by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Income Taxes — The portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

C  Financial Futures Contracts — Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or

Global Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

D  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio's policies on investment valuations discussed above. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If a Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is

Global Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM). Under the investment advisory agreement, BMR receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. Pursuant to an investment sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. ("Eagle"), a portion of the advisory fee for sub-advisory services provided Global Growth Portfolio. The advisory fee payable by the Portfolio is reduced by the allocable portion of the advisory fee paid by Cash Management. For the six months ended February 28, 2007, the Fund's allocated portion of the advisory fee paid by Cash Management totaled $2,906. The advisory fee incurred directly by the Portfolio amounted to $323,464. For the six months ended February 28, 2007, the effective annual rate of investment advisory fees paid or accrued on a direct or indirect basis by the Portfolio based on average net assets was 0.75%. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the six months ended February 28, 2007, the administration fee was 0.25% of average net assets for such period and amounted to $106,843. BMR and Eagle have also agreed to reduce their respective investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the six months ended February 28, 2007 there was no amount waived subsequent to such agreement. Except as to the Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

Trustees of the Portfolio that are not affiliated with Advisers BMR and Eagle may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended February 28, 2007, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $33,679,157 and $43,184,194, respectively, for the six months ended February 28, 2007.

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2007, as determined on a federal income tax basis, are as follows:

Aggregate cost	$69,073,112
Gross unrealized appreciation	$15,655,540
Gross unrealized depreciation	(816,379)
Net unrealized appreciation	$14,839,161

The net unrealized appreciation on foreign currency was $3,992.

  5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments.

Global Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

  6  Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at February 28, 2007.

  7  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 2007. The outstanding balance pursuant to the above mentioned contract was $100,000 at February 28, 2007.

  8  Overdraft Advance

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At February 28, 2007, the Portfolio had a payment due to IBT pursuant to the foregoing arrangement of $15,337.

  9  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No.109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee considered the continuance of the investment advisory agreement of the Global Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Global Growth Fund (the "Fund") invests, with Boston Management and Research ("BMR" or the "Adviser") and with Lloyd George Investment Management (Bermuda) Limited ("Lloyd George"). After consideration and upon recommendation of the Special Committee, the Board decided to approve the continuance of the investment advisory agreement with BMR, which advises the domestic portion of the Portfolio, but not to approve the continuance of the investment advisory agreement with Lloyd George, co-investment adviser of the Portfolio, which has managed the foreign portion of the Portfolio.

The Special Committee instead recommended that the Board appoint, and the Board elected to appoint, Eagle Global Advisors, L.L.C., ("Eagle") as the new investment adviser for the foreign portion of the Portfolio, pursuant to an interim advisory agreement until shareholder approval could be obtained for a permanent agreement. The Special Committee also recommended that the Board seek approval of shareholders to change the advisory structure of the Portfolio from the current structure, which uses two co-investment advisers, to a sub-advisory structure under which BMR would serve as adviser and Eagle would become the sub-adviser and would manage the foreign portion of the Portfolio under the supervision of BMR. Therefore, the Special Committee recommended approval of the interim advisory agreement with Eagle pending shareholder approval of the new arrangements. The Special Committee considered the fact that the new interim advisory agreement, as well as the proposed new advisory structure, would result in cost savings for the Fund. The Special Committee concluded that the investment advisory agreement with BMR and the interim investment advisory agreement with Eagle including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and interim advisory agreement with Eagle of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and to be provided by Eagle.

The Board considered BMR's and Eagle's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle's management of the foreign portion of the Portfolio. The Board specifically noted BMR's in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Global Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the interim investment advisory agreement with respect to Eagle.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. On the basis of the foregoing and other relevant considerations, the Board concluded that the performance of the domestic portion of the Portfolio, which is managed by BMR, is satisfactory. However, the Board concluded that the performance of the non-domestic portion of the Portfolio has been unsatisfactory and that a change in the identity of the organization primarily responsible for managing this portion of the Portfolio's assets would be appropriate. The Board concluded that the performance of the non-domestic portion of the Portfolio can be expected to improve by delegating primary responsibility to Eagle for this portion of the Portfolio.

Management Fees and Expenses

The Board reviewed management fee rates, including administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees (including administrative fees) and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board noted that the new interim arrangements, as well as the new advisory structure, will result in lower total expenses for the Fund in the future.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates and expected to be realized by Eagle are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund to continue to share such benefits equitably.

Eaton Vance Global Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Global Growth Fund

Officers Thomas E. Faust, Jr. President Gregory L. Coleman Vice President James A. Womack Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Global Growth Portfolio

Officers
Duncan W. Richardson
President
Edward R. Allen, III
Vice President
Arieh Coll
Vice President
Thomas N. Hunt, III
Vice President
William J. Austin, Jr.
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Edward K.Y. Chen Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

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Sponsor and Manager of Eaton Vance Global Growth Fund
and Administrator of Global Growth Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Investment Adviser of Global Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Global Growth Portfolio

Eagle Global Advisors, L.L.C.

5847 San Felipe, Suite 930
Houston, TX 77057

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Global Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

424-4/07  IASRC

Semiannual Report February 28, 2007

EATON VANCE GROWTH
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Growth Fund as of February 28, 2007

INVESTMENT UPDATE

Arieh Coll
Portfolio Manager

The Fund

Performance for the Past Six Months

•                     For the six months ended February 28, 2007, the Fund’s Class A shares had a total return of 19.38%. This return was the result of an increase in net asset value (NAV) per share to $9.33 on February 28, 2007, from $8.01 on August 31, 2006, and the reinvestment of $0.226 per share in capital gains.(1)

•                     The Fund’s Class B shares had a total return of 19.00% for the same period, the result of an increase in NAV per share to $9.24 from $7.96, and the reinvestment of $0.226 per share in capital gains.(1)

•                     The Fund’s Class C shares had a total return of 19.00% for the same period, the result of an increase in NAV per share to $9.24 from $7.96, and the reinvestment of $0.226 per share in capital gains.(1)

•                     For comparison, the Fund’s primary benchmark, the Russell Midcap Growth Index — an unmanaged index of the mid-cap growth segment of U.S. equity securities — had a total return of 13.12%. The S&P 500 Index — an unmanaged index commonly used as a measure of U.S. stock market performance — had a total return of 8.93% for the same period. The Fund’s Lipper peer group, the Lipper Mid-Cap Growth Funds Classification, had an average return of 11.92% for the same period.(2)

Management Discussion

•                     For the six months ended February 28, 2007, Eaton Vance Growth Fund (the “Fund”) strongly outperformed the Russell Midcap Growth Index and the average return of the Fund’s Lipper Classification primarily as a result of successful stock selection in a number of industry sectors.(2)

•                     During the six months ended February 28, 2007, the U.S. stock market rose steadily for most of the period, as investors continued to feel optimistic about the economy, inflation, interest rates, and corporate profits. In the final week of the period, however, stock prices declined sharply due to investor concerns about excessive valuations, a downturn in housing that was exacerbated by an increase in foreclosures, and a potential slowing of economic growth in 2007. During the six-month period, growth stock performance kept pace with that of value stocks for the first time in many years.

•                     The Fund currently invests its assets in a separate registered investment company with the same investment objective and policies as the Fund, Growth Portfolio (the “Portfolio”).

•                     The Portfolio’s outperformance of the Russell Midcap Growth Index came from strong sector outperformance in information technology, energy and telecommunications stocks. In information technology (IT), communications, internet software, IT services and semiconductor stocks all performed well. The growth of wi-fi (wireless broadband internet connection) was a key factor bolstering the Portfolio’s semiconductor holdings. In energy, oil and gas stocks outperformed, as did Portfolio holdings in the uranium mining industry. In telecommunications services, wireless stocks outperformed. In all of these industries and sectors, stock selection was the key driver of the Portfolio’s outperformance.(3)

•                     The financials sector slightly detracted from relative performance primarily due to Portfolio holdings in the struggling thrifts and mortgage industry. Financial stocks generally were hard hit by the rise in foreclosures caused by the effects of higher interest rates on adjustable rate mortgages. The Portfolio also was underweighted in the consumer discretionary sector, which caused it to detract slightly from the Portfolio’s returns relative to the Russell Midcap Growth Index.(3)

(1)

These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charge were deducted, the returns would be lower.

(2)

It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

(3)	Industry weightings are subject to change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Eaton Vance Growth Fund as of February 28, 2007

FUND PERFORMANCE

Performance(1)	Class A	Class B	Class C

Average Annual Total Returns (at net asset value)
Six Months	19.38%	19.00%	19.00%
One Year	17.91	17.09	17.09
Five Years	10.56	9.72	9.72
Ten Years	5.84	5.02	4.91
Life of Fund†	9.43	7.79	7.45

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Six Months	12.50%	14.00%	18.00%
One Year	11.19	12.09	16.09
Five Years	9.27	9.45	9.72
Ten Years	5.22	5.02	4.91
Life of Fund†	9.31	7.79	7.45

† Inception Dates – Class A: 8/1/52; Class B: 9/13/94; Class C: 11/7/94

Total Annual
Operating Expenses(2)	Class A	Class B	Class C

Expense Ratio	1.26%	2.01%	2.01%

(1)

Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.

(2)	From the Fund’s Prospectus dated 1/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Growth Fund as of February 28, 2007

PORTFOLIO INFORMATION

Common Stock Investments by Sector(1)

By net assets

(1)          As of 2/28/07. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top Ten Common Stock Holdings(2)

By net assets

MEMC Electronic Materials Inc.	4.6%
Foster Wheeler Ltd.	4.1
Loews Corp. – Carolina Group	4.0
SXR Uranium One Inc.	3.4
Gammon Lake Resources Inc.	3.1
Hess Corp.	3.1
E*TRADE Financial Corp.	2.8
Google Inc.	2.7
NII Holdings Inc.	2.6
Shire Pharmaceuticals PLC (ADR)	2.4

(2)             Top Ten Holdings represented 32.8% of Portfolio net assets as of 2/28/07. Holdings are subject to change due to active management.

Eaton Vance Growth Fund as of February 28, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 – February 28, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Growth Fund

	Beginning Account Value (9/1/06)	Ending Account Value (2/28/07)	Expenses Paid During Period* (9/1/06 – 2/28/07)
Actual
Class A	$1,000.00	$1,193.80	$6.64
Class B	$1,000.00	$1,190.00	$10.70
Class C	$1,000.00	$1,190.00	$10.75
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.11
Class B	$1,000.00	$1,015.10	$9.84
Class C	$1,000.00	$1,015.10	$9.89

* Expenses are equal to the Fund's annualized expense ratio of 1.22% for Class A shares, 1.97% for Class B shares and 1.98% for Class C shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on August 31, 2006. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investment in Growth Portfolio, at value (identified cost, $113,935,946)	$145,425,564
Receivable for Fund shares sold	140,560
Total assets	$145,566,124
Liabilities
Payable for Fund shares redeemed	$315,102
Payable to affiliate for distribution and service fees	68,003
Accrued expenses	63,814
Total liabilities	$446,919
Net Assets	$145,119,205
Sources of Net Assets
Paid-in capital	$103,286,614
Accumulated undistributed net realized gain from Portfolio (computed on the basis of identified cost)	9,983,791
Accumulated undistributed net investment income	359,183
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	31,489,617
Total	$145,119,205
Class A Shares
Net Assets	$125,737,737
Shares Outstanding	13,474,994
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.33
Maximum Offering Price Per Share (100 ÷ 94.25 of $9.33)	$9.90
Class B Shares
Net Assets	$11,234,687
Shares Outstanding	1,216,347
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.24
Class C Shares
Net Assets	$8,146,781
Shares Outstanding	881,976
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.24
On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $2,127)	$1,121,663
Interest allocated from Portfolio	13,896
Security lending income allocated from Portfolio, net	50,383
Interest income allocated from affiliated investment	59,815
Expenses allocated from Portfolio	(509,633)
Expenses allocated from affiliated investment	(5,639)
Net investment income from Portfolio	$730,485
Expenses
Trustees' fees and expenses	$2,025
Distribution and service fees Class A	145,018
Class B	54,004
Class C	35,067
Transfer and dividend disbursing agent fees	73,810
Registration fees	9,170
Legal and accounting services	21,217
Printing and postage	15,360
Custodian fee	12,782
Miscellaneous	2,849
Total expenses	$371,302
Net investment income	$359,183
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,633,507
Foreign currency transactions	(2,024)
Net realized gain	$10,631,483
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$12,483,346
Foreign currency	(652)
Net change in unrealized appreciation (depreciation)	$12,482,694
Net realized and unrealized gain	$23,114,177
Net increase in net assets from operations	$23,473,360

See notes to financial statements
5

Eaton Vance Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income (loss)	$359,183	$(570,319)
Net realized gain from investment transactions and foreign currency transactions	10,631,483	10,700,091
Net change in unrealized appreciation (depreciation) from investments and foreign currency	12,482,694	(1,338,693)
Net increase in net assets from operations	$23,473,360	$8,791,079
Distributions to shareholders — From net realized gain
Class A	$(2,974,480)	$—
Class B	(274,115)	—
Class C	(172,196)	—
Total distributions to shareholders	$(3,420,791)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares
Class A	$8,018,024	$8,801,114
Class B	896,814	2,144,946
Class C	1,644,881	1,680,087
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,646,164	—
Class B	230,535	—
Class C	147,793	—
Cost of shares redeemed Class A	(8,332,522)	(16,617,232)
Class B	(1,381,419)	(3,303,487)
Class C	(1,076,817)	(1,902,063)
Net asset value of shares exchanged Class A	427,252	846,236
Class B	(427,252)	(846,236)
Net increase (decrease) in net assets from Fund share transactions	$2,793,453	$(9,196,635)
Net increase (decrease) in net assets	$22,846,022	$(405,556)
Net Assets
At beginning of period	$122,273,183	$122,678,739
At end of period	$145,119,205	$122,273,183
Accumulated undistributed net investment income included in net assets
At end of period	$359,183	$—

See notes to financial statements
6

Eaton Vance Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)		2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$8.010		$7.450		$6.060		$6.310	$4.760	$6.270
Income (loss) from operations
Net investment income (loss)	$0.028		$(0.028)		$(0.035)		$(0.039)	$(0.057)	$(0.057)
Net realized and unrealized gain (loss)	1.518		0.588		1.425		(0.211)	1.607	(1.453)
Total income (loss) from operations	$1.546		$0.560		$1.390		$(0.250)	$1.550	$(1.510)
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—	$—
Net asset value — End of period	$9.330		$8.010		$7.450		$6.060	$6.310	$4.760
Total Return(2)	19.38%		7.52%		22.94%		(3.96)%	32.56%	(24.08)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$125,738		$105,557		$104,876		$95,214	$96,673	$80,121
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(3)	1.22	%(4)	1.26	%(5)	1.27	%(5)	1.26%	1.38%	1.29%
Net expenses after custodian fee reduction(3)	1.22	%(4)	1.26	%(5)	1.27	%(5)	1.26%	1.38%	1.29%
Interest expense(3)	—		—		—		0.01%	—	—
Net investment income (loss)	0.64	%(4)	(0.35	)%(5)	(0.50	)%(5)	(0.60)%	(1.13)%	(0.99)%
Portfolio Turnover of the Portfolio	59%		208%		201%		276%	217%	282%

(1)  Net investment income (loss) per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Includes the Fund's share of its Portfolio's allocated expenses.

(4)  Annualized.

(5)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to 0.00% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
7

Eaton Vance Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)(2)		2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$7.960		$7.460	(2)	$6.110		$6.410	$4.880	$6.470
Income (loss) from operations
Net investment loss	$(0.005)		$(0.087)		$(0.087)		$(0.094)	$(0.097)	$(0.104)
Net realized and unrealized gain (loss)	1.511		0.587		1.437		(0.206)	1.627	(1.486)
Total income (loss) from operations	$1.506		$0.500		$1.350		$(0.300)	$1.530	$(1.590)
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—	$—
Net asset value — End of period	$9.240		$7.960		$7.460		$6.110	$6.410	$4.880
Total Return(3)	19.00%		6.70%		21.91%		(4.64)%	31.52%	(24.59)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$11,235		$10,314		$11,609		$11,247	$13,254	$6,972
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	1.97	%(5)	2.01	%(6)	2.02	%(6)	2.01%	2.13%	2.04%
Net expenses after custodian fee reduction(4)	1.97	%(5)	2.01	%(6)	2.02	%(6)	2.01%	2.13%	2.04%
Interest expense(4)	—		—		—		0.01%	—	—
Net investment loss	(0.12	)%(5)	(1.11	)%(6)	(1.25	)%(6)	(1.43)%	(1.87)%	(1.74)%
Portfolio Turnover of the Portfolio	59%		208%		201%		276%	217%	282%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.8804348-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to 0.00% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
8

Eaton Vance Growth Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)		2005(1)(2)		2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$7.960		$7.460	(2)	$6.120		$6.420	$4.880	$6.470
Income (loss) from operations
Net investment loss	$(0.006)		$(0.086)		$(0.087)		$(0.088)	$(0.097)	$(0.106)
Net realized and unrealized gain (loss)	1.512		0.586		1.427		(0.212)	1.637	(1.484)
Total income (loss) from operations	$1.506		$0.500		$1.340		$(0.300)	$1.540	$(1.590)
Less distributions
From net realized gain	$(0.226)		$—		$—		$—	$—	$—
Total distributions	$(0.226)		$—		$—		$—	$—	$—
Net asset value — End of period	$9.240		$7.960		$7.460		$6.120	$6.420	$4.880
Total Return(3)	19.00%		6.70%		21.91%		(4.60)%	31.53%	(24.62)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,147		$6,402		$6,194		$6,048	$4,592	$2,491
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	1.98	%(5)	2.01	%(6)	2.02	%(6)	2.01%	2.13%	2.04%
Net expenses after custodian fee reduction(4)	1.98	%(5)	2.01	%(6)	2.02	%(6)	2.01%	2.13%	2.04%
Interest expense(4)	—		—		—		0.01%	—	—
Net investment loss	(0.14	)%(5)	(1.10	)%(6)	(1.25	)%(6)	(1.34)%	(1.87)%	(1.75)%
Portfolio Turnover of the Portfolio	59%		208%		201%		276%	217%	282%

(1)  Net investment loss per share was computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 1.6263587-for-1 stock split effective on November 11, 2005.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of its Portfolio's allocated expenses.

(5)  Annualized.

(6)  The investment adviser of the Portfolio waived a portion of its investment advisory fee (equal to 0.00% and 0.01% of average daily net assets for 2006 and 2005, respectively).

See notes to financial statements
9

Eaton Vance Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Growth Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective and policies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 99.9% at February 28, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations. There were no credit balances used to reduce the Fund's custodian fees for the six months ended February 28, 2007.

D  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. During the year ended August 31, 2006, capital loss carryovers of $7,178,962 were utilized to offset net realized gains.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Dividends to shareholders are recorded on the ex-dividend date.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Eaton Vance Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Distributions to Shareholders

It is the present policy of the Fund to pay dividends semiannually and to make at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the same class of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the same class or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	890,719	1,104,968
Issued to shareholders electing to receive payments of distributions in Fund shares	292,394	—
Redemptions	(942,305)	(2,111,326)
Exchange from Class B shares	49,247	107,922
Net increase (decrease)	290,055	(898,436)
Class B	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	100,301	272,285
Issued to shareholders electing to receive payments of distributions in Fund shares	25,701	—
Redemptions	(156,379)	(429,436)
Exchange to Class A shares	(49,655)	(103,421)
Net decrease	(80,032)	(260,572)

Class C	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	183,371	215,049
Issued to shareholders electing to receive payments of distributions in Fund shares	16,476	—
Redemptions	(122,562)	(241,047)
Net increase (decrease)	77,285	(25,998)

4  Transactions with Affiliates

Eaton Vance Management (EVM) serves as the Administrator of the Fund, but does not currently receive a fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. During the six months ended February 28, 2007, EVM received $6,581 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $9,000 as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% (annualized) of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended February 28, 2007 amounted to $145,018 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) (collectively the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts

Eaton Vance Growth Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

equal to 1/365 of 0.75% (annualized) of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $40,503 and $26,300 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended February 28, 2007, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At February 28, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $10,000 and $810,000 for Class B and Class C shares, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% annually of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges to EVD. Service fees paid or accrued for the six months ended February 28, 2007 amounted to $13,501 and $8,767 for Class B and Class C shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C Shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) were subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% contingent deferred sales charge in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. The Fund was informed that EVD received approximately $0, $9,000, and $1,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively, for the six months ended February 28, 2007.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio aggregated $10,975,302 and $11,718,786, respectively, for the six months ended February 28, 2007.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 90.8%
Security	Shares	Value
Biotechnology — 2.3%
Celgene Corp.(1)	48,000	$2,558,400
Gilead Sciences, Inc.(1)	10,300	737,068
		$3,295,468
Building Products — 0.6%
Owens Corning, Inc.(1)(2)	25,000	$800,250
		$800,250
Capital Markets — 2.9%
E*Trade Financial Corp.(1)	176,500	$4,075,385
Fortress Investment Group LLC, Class A(2)	6,337	191,377
		$4,266,762
Commercial Services & Supplies — 0.5%
Copart, Inc.(1)	23,769	$699,997
		$699,997
Communications Equipment — 4.9%
CommScope, Inc.(1)	83,000	$3,193,010
Research In Motion, Ltd.(1)	22,829	3,209,986
Riverbed Technology, Inc.(1)(2)	24,000	763,920
		$7,166,916
Computer Peripherals — 1.4%
Apple Computer, Inc.(1)	24,500	$2,072,945
		$2,072,945
Construction & Engineering — 4.1%
Foster Wheeler, Ltd.(1)	108,500	$5,997,880
		$5,997,880
Construction Materials — 1.0%
Martin Marietta Materials, Inc.(2)	11,100	$1,391,052
		$1,391,052
Containers & Packaging — 0.5%
Owens-Illinois, Inc.(1)	32,000	$760,320
		$760,320

Security	Shares	Value
Diversified Consumer Services — 2.8%
Apollo Group, Inc., Class A(1)	32,000	$1,513,280
Capella Education Co.(1)	16,186	529,444
DeVry, Inc.	68,000	1,879,520
Laureate Education, Inc.(1)	3,033	181,010
		$4,103,254
Electrical Equipment — 1.3%
General Cable Corp.(1)	17,000	$849,150
Solarworld AG(2)	15,000	1,081,416
		$1,930,566
Energy Equipment & Services — 1.8%
Diamond Offshore Drilling, Inc.(2)	17,000	$1,322,940
Halliburton Co.	43,000	1,327,840
		$2,650,780
Food & Staples Retailing — 1.7%
Shoppers Drug Mart Corp.	30,000	$1,306,384
Susser Holdings Corp.(1)(2)	67,578	1,217,756
		$2,524,140
Food Products — 2.0%
Pilgrim's Pride Corp.	95,000	$2,910,800
		$2,910,800
Health Care Equipment & Supplies — 2.3%
American Medical Systems Holdings, Inc.(1)	41,000	$833,940
Cyberonics, Inc.(1)(2)	70,000	1,433,600
Thoratec Corp.(1)	52,965	1,040,762
		$3,308,302
Health Care Providers & Services — 2.2%
DaVita, Inc.(1)	14,000	$763,700
Henry Schein, Inc.(1)(2)	30,000	1,565,100
Lincare Holdings, Inc.(1)	18,000	702,900
Omnicare, Inc.(2)	5,000	207,700
		$3,239,400

See notes to financial statements
13

Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Hotels, Restaurants & Leisure — 2.3%
Cheesecake Factory, Inc. (The)(1)	39,000	$1,064,310
Pinnacle Entertainment, Inc.(1)	23,000	743,820
Scientific Games Corp., Class A(1)(2)	48,000	1,569,600
		$3,377,730
Internet Software & Services — 5.5%
Ariba, Inc.(1)	146,785	$1,366,568
DealerTrack Holdings, Inc.(1)	27,500	796,125
Equinix, Inc.(1)(2)	22,000	1,818,740
Google, Inc., Class A(1)	8,690	3,905,721
Switch & Data Facilities Co.(1)(2)	3,103	60,446
		$7,947,600
IT Services — 2.6%
MasterCard, Inc., Class A(2)	15,000	$1,607,700
MoneyGram International, Inc.	71,761	2,157,136
		$3,764,836
Machinery — 1.1%
Titan International, Inc.(2)	64,000	$1,564,160
		$1,564,160
Media — 3.2%
Central European Media Enterprises, Ltd.(1)	9,000	$730,530
Comcast Corp., Class A(1)	99,000	2,546,280
Live Nation, Inc.(1)(2)	27,000	624,780
XM Satellite Radio Holdings, Inc., Class A(1)(2)	50,000	718,000
		$4,619,590
Metals & Mining — 6.7%
Aber Diamond Corp.(2)	16,120	$576,451
Gammon Lake Resources, Inc.(1)(2)	265,000	4,558,000
Golden Star Resources, Ltd.(1)(2)	780,763	2,818,554
United States Steel Corp.	9,000	797,580
Western Copper Corp.(1)	95,000	125,581
Zinifex, Ltd.	65,000	856,600
		$9,732,766
Multiline Retail — 3.1%
Big Lots, Inc.(1)	50,000	$1,251,500
Bon-Ton Stores, Inc.(2)	19,000	931,380
Saks, Inc.(2)	123,000	2,376,360
		$4,559,240

Security	Shares	Value
Oil, Gas & Consumable Fuels — 7.4%
ConocoPhillips	20,000	$1,308,400
Hess Corp.	85,600	4,541,080
SXR Uranium One, Inc.(1)(2)	338,852	4,895,443
		$10,744,923
Personal Products — 1.6%
Herbalife, Ltd.(1)	42,898	$1,615,110
Playtex Products, Inc.(1)	50,000	685,500
		$2,300,610
Pharmaceuticals — 3.8%
Flamel Technologies SA ADR(1)(2)	44,000	$1,382,040
Ipsen SA	13,000	592,284
Shire Pharmaceuticals PLC ADR(2)	55,000	3,545,850
		$5,520,174
Real Estate Investment Trusts (REITs) — 0.4%
Annaly Capital Management, Inc.	37,809	$530,082
		$530,082
Real Estate Management & Development — 0.0%
Move, Inc.(1)	3,941	$23,528
		$23,528
Retail-Specialty and Apparel — 0.8%
Sports Direct International(1)	221,264	$1,235,823
		$1,235,823
Semiconductors & Semiconductor Equipment — 7.1%
Applied Micro Circuits Corp.(1)	215,000	$832,050
Atheros Communications, Inc.(1)(2)	113,000	2,855,510
MEMC Electronic Materials, Inc.(1)	129,000	6,652,530
		$10,340,090
Software — 1.6%
i2 Technologies, Inc.(1)(2)	95,000	$2,261,950
		$2,261,950

See notes to financial statements
14

Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Security	Shares	Value
Specialty Retail — 2.2%
Barnes & Noble, Inc.	18,000	$736,920
GameStop Corp., Class A(1)	30,000	1,572,600
OfficeMax, Inc.	17,500	908,250
		$3,217,770
Textiles, Apparel & Luxury Goods — 0.1%
Heelys, Inc.(1)(2)	4,331	$144,569
		$144,569
Tobacco — 4.0%
Loews Corp. - Carolina Group	81,149	$5,845,163
		$5,845,163
Trading Companies & Distributors — 0.2%
MSC Industrial Direct Co., Inc., Class A	7,000	$301,980
		$301,980
Wireless Telecommunication Services — 4.8%
NII Holdings, Inc.(1)(2)	53,000	$3,754,520
Rogers Communications, Inc., Class B	98,000	3,199,700
		$6,954,220
Total Common Stocks (identified cost $100,617,410)		$132,105,637

Description	Shares/Interest (000's omitted)	Value
Short-Term Investments — 26.9%
Eaton Vance Cash Collateral Fund, LLC, 5.238%(3)(4)	39,204	$39,203,923
Total Short-Term Investments (at amortized cost, $39,203,923)		$39,203,923
Total Investments — 117.7% (identified cost $139,821,333)		$171,309,559
Other Assets, Less Liabilities — (17.7)%		$(25,791,431)
Net Assets — 100.0%		$145,518,128

ADR - American Depository Receipt

(1)  Non-income producing security.

(2)  All or a portion of these securities were on loan at February 28, 2007.

(3)  Affiliated privately offered investment company investing in high quality, U.S. Dollar denominated money market instruments, and available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of February 28, 2007.

(4)  The amount invested in the Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at February 28, 2007. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

See notes to financial statements
15

Growth Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Country Concentration of Portfolio
Country	Percentage of Net Assets	Value
United States	95.3%	$138,742,886
Canada	14.2	20,690,100
Bermuda	4.6	6,728,410
France	1.4	1,974,324
United Kingdom	0.9	1,235,823
Germany	0.7	1,081,416
Australia	0.6	856,600
	117.7%	$171,309,559

See notes to financial statements
16

Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Unaffiliated Investments, at value, including $37,494,518 of securities on loan (identified cost, $100,617,410)	$132,105,636
Affiliated Investments, at value (amortized cost, $39,203,923)	39,203,923
Receivable for investments sold	16,994,412
Dividends and interest receivable	306,350
Total assets	$188,610,321
Liabilities
Collateral for securities loaned	$39,203,923
Payable for investments purchased	2,035,316
Demand note payable	1,500,000
Payable to affiliate for investment advisory fees	76,375
Payable to affiliate for Trustees' fees	5
Due to custodian	46,393
Accrued expenses	230,181
Total liabilities	$43,092,193
Net Assets applicable to investors' interest in Portfolio	$145,518,128
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$114,030,555
Net unrealized appreciation (computed on the basis of identified cost)	31,487,573
Total	$145,518,128

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends (net of foreign taxes, $2,127)	$1,121,747
Interest	13,898
Interest income allocated from affiliated investments	59,830
Security lending income, net	50,384
Expenses allocated from affiliated investments	(5,640)
Total investment income	$1,240,219
Expenses
Investment adviser fee	$417,213
Trustees' fees and expenses	5,139
Custodian fee	59,719
Legal and accounting services	21,551
Interest expense	2,975
Miscellaneous	3,130
Total expenses	$509,727
Net investment income	$730,492
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$10,637,509
Foreign currency transactions	(2,025)
Net realized gain	$10,635,484
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$12,481,309
Foreign currency	(653)
Net change in unrealized appreciation (depreciation)	$12,480,656
Net realized and unrealized gain	$23,116,140
Net increase in net assets from operations	$23,846,632

See notes to financial statements
17

Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income	$730,492	$190,474
Net realized gain from investment transactions and foreign currency transactions	10,635,484	10,700,093
Net change in unrealized appreciation (depreciation) from investments and foreign currency	12,480,656	(1,338,696)
Net increase in net assets from operations	$23,846,632	$9,551,871
Capital transactions — Contributions	$10,975,302	$12,627,845
Withdrawals	(11,718,786)	(22,648,895)
Net decrease in net assets from capital transactions	$(743,484)	$(10,021,050)
Net increase (decrease) in net assets	$23,103,148	$(469,179)
Net Assets
At beginning of period	$122,414,980	$122,884,159
At end of period	$145,518,128	$122,414,980

See notes to financial statements
18

Growth Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)		2006		2005		2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.76	%(1)	0.75%		0.75	%(3)	0.74%	0.77%	0.75%
Net expenses after custodian fee reduction	0.76	%(1)	0.75%		0.75	%(3)	0.74%	0.77%	0.75%
Interest expense	0.00	%(1)(2)	0.00	%(2)	0.00	%(2)	0.01%	—	—
Net investment income (loss)	1.09	%(1)	0.15%		0.02	%(3)	(0.09)%	(0.52)%	(0.44)%
Portfolio Turnover	59%		208%		201%		276%	217%	282%
Total Return	19.66%		8.06%		23.55%		(3.47)%	33.37%	(23.66)%
Net assets, end of period (000's omitted)	$145,518		$122,415		$122,884		$113,089	$114,496	$89,799

(1)  Annualized.

(2)  Amounts represent less than 0.01%.

(3)  The investment adviser waived a portion of its investment advisory fee (equal to 0.01% of average daily net assets).

See notes to financial statements
19

Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

  1  Significant Accounting Policies

Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on May 1, 1992, seeks to achieve capital growth. A secondary consideration is investment income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2007, the Eaton Vance Growth Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), both are affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the Investment Company Act of 1940. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Investments in Cash Collateral Fund are valued at the net asset value per share on the valuation date.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income

20

Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

  2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a wholly-owned subsidiary of EVM, as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.625% of the Portfolio's average daily net assets. The advisory fee payable by the Portfolio is reduced by the allocable portion of the advisory fee paid by Cash Management. For the six months ended February 28, 2007, the Fund's allocated portion of the advisory fee paid by Cash Management totaled $5,521. The advisory fee incurred directly by the Portfolio amounted to $422,734. For the six months ended February 28, 2007, the effective annual rate of investment advisory fees paid or accrued on a direct or indirect basis by the Portfolio based on average net assets was 0.622%. Effective May 24, 2004, BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions attributed to the Portfolio that is consideration for third-party research services. There was no advisory fee waiver by BMR for the six months ended February 28, 2007. Except as to the Trustees of the Portfolio, who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended February 28, 2007, no significant amounts have been deferred.

  3  Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $77,317,012 and $88,424,979 respectively, for the six months ended February 28, 2007.

21

Growth Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

  4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$139,821,333
Gross unrealized appreciation	$32,322,056
Gross unrealized depreciation	(833,830)
Net unrealized appreciation	$31,488,226

  5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At February 28, 2007, the Portfolio had a balance outstanding pursuant to this line of credit of $1,500,000.

  6  Securities Lending Agreement

The Portfolio has established a securities lending agreement with a securities lending agent, IBT, in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U. S. government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. Cash Collateral Fund invests in high quality money market instruments. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay the broker a loan rebate fee computed as a varying percentage of the collateral received. The loan rebate fee paid by the Portfolio amounted to $841,111 for the six months ended February 28, 2007. At February 28, 2007, the value of the securities loaned and the value of the collateral amounted to $37,494,518 and $39,203,923, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans.

  7  Overdraft Advance

Pursuant to the custodian agreement between the Portfolio and IBT, IBT may in its discretion advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft by the Portfolio, the Portfolio is obligated to repay IBT at the current rate of interest charged by IBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to IBT. IBT has a lien on the Portfolio's assets to the extent of any overdraft. At February 28, 2007, the Portfolio had a payment due to IBT pursuant to the foregoing arrangement of $46,393.

  8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Portfolio's financial statement disclosures.

22

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

23

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Growth Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Growth Fund (the "Fund") invests, with Boston Management and Research (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes in such personnel. The Board specifically noted the Adviser's in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted that action was being taken to improve the performance of the Fund, and concluded that it was appropriate to allow reasonable time to evaluate the effectiveness of this action.

24

Eaton Vance Growth Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

25

Eaton Vance Growth Fund

INVESTMENT MANAGEMENT

Eaton Vance Growth Fund

Officers Thomas E. Faust Jr. President Gregory L. Coleman Vice President James A. Womack Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Growth Portfolio

Officers Duncan W. Richardson President Arieh Coll Vice President and Portfolio Manager William J. Austin, Jr. Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

26

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Investment Adviser of Growth Portfolio
Boston Management and Research

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Growth Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Growth Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

444-4/07  GFSRC

Semiannual Report February 28, 2007

EATON VANCE
WORLDWIDE
HEALTH
SCIENCES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e. fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and it's underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

INVESTMENT UPDATE

Samuel D. Isaly

Lead Portfolio Manager

Sven H. Borho, CFA

Geoffrey C. Hsu, CFA

Richard D. Klemm, Ph.D., CFA

Trevor M. Polischuk, Ph.D.

The Fund

Performance for the Past Six Months

•                  For the six months ended February 28, 2007, the Fund’s Class A shares had a total return of 2.04%. This return was the result of an increase in net asset value (NAV) per share to $11.29 on February 28, 2007, from $11.23 on August 31, 2006`, plus the reinvesment of $0.1705 per share in capital gains.(1)

•                  The Fund’s Class B shares had a total return of 1.60% for the period, the result of an increase in NAV per share to $11.80 from $11.78, plus the reinvesment of $0.1705 per share in capital gains.(1)

•                  The Fund’s Class C shares had a total return of 1.60% for the period, the result of an increase in NAV per share to $11.80 from $11.78, plus the reinvesment of $0.1705 per share in capital gains. (1)

•                  The Fund’s Class R shares had a total return of 1.88% for the period, the result of an increase in NAV per share to $11.68 from $11.63, plus the reinvesment of $0.1705 per share in capital gains.(1)

•                  For comparison, the Morgan Stanley Capital International (MSCI) World Pharmaceuticals, Biotechnology and Life Sciences Index had a total return of 0.04% for the same period. The MSCI Europe, Australasia and Far East (EAFE) Index, an unmanaged index of foreign stocks, had a total return of 12.17%, while the S&P 500 Index, an unmanaged index of common stocks trading in the U.S., had a total return of 8.93% for the same period. The average total return of funds in the Lipper Health and Biotech Classification was 4.20% for the period. (2)

Management Discussion

•                  For the six months ended February 28, 2007, Eaton Vance Worldwide Health Sciences Fund’s (the “Fund”) performance exceeded that of the MSCI World Pharmaceuticals, Biotechnology and Life Sciences Index. The Fund currently invests its assets in a separate registered investment company, Worldwide Health Sciences Portfolio (the “Portfolio”), with the same objective and policies as the Fund: to seek longterm capital growth by investing in a worldwide and diversified portfolio of health science companies.

•                  During the six-month period ended February 28, 2007, the biotechnology sector was struggling to recover from a setback in early 2006, after solid performance during the previous several years. An increase in merger and acquisition activity among smaller biotech companies led to a recovery in the sector in the second half of 2006, which aided Fund returns.

•                  The traditional “big pharma” companies also found some traction later in 2006, after several years of disappointing results, as industry cost-cutting began to yield increases in earnings growth. Share prices of these companies rose modestly on average during the period, which contributed positively to Fund performance.

•                  Equity markets worldwide were affected by a significant market correction in the last days of February 2007. The Fund was no exception; returns for the sixmonth period were cut back in the last few days of the reporting period.

•                  The political and regulatory environment was frenetic during the period. Important developments included the confirmation of Andrew von Eschenbach as Commissioner of the Food and Drug Association and the Democratic takeover of Congress.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

(1)       These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser and the administrator, the returns would be lower.

(2)       It is not possible to invest directly in an Index or a Lipper Classification. The Indexes’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index.

1

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FUND PERFORMANCE

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Performance(1)	Class A	Class B	Class C	Class R

Average Annual Total Returns (at net asset value)
Six Months	2.04%	1.60%	1.60%	1.88%
One Year	-1.13	-1.90	-1.90	-1.42
Five Years	3.93	3.15	3.14	N.A.
Ten Years	11.56	10.77	N.A.	N.A.
Life of Fund†	14.82	11.45	11.39	4.98

SEC Average Annual TotalReturns (including sales charge or applicable CDSC)
Six Months	-3.87%	-3.40%	0.60%	1.88%
One Year	-6.84	-6.73	-2.86	-1.42
Five Years	2.70	2.79	3.14	N.A.
Ten Years	10.90	10.77	N.A.	N.A.
Life of Fund†	14.50	11.45	11.39	4.98

† Inception Dates – Class A:7/26/85; Class B: 9/23/96; Class C: 1/5/98; Class R: 9/8/03

Total Annual

Operating expenses(2)	Class A	Class B	Class C	Class R
Expense Ratio	1.49%	2.24%	2.24%	1.74%

(1)       Average annual total returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC average annual total returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1% CDSC if redeemed within 18 months of purchase. Class R shares are offered to certain investors at net asset value. Class A shares and Class R shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an expense waiver by the investment adviser and the administrator, the returns would be lower.

(2)  From the Fund’s Prospectus dated 1/1/07.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Regional distribution*	Market Capitalization distribution*

By net assets	By net assets

*                 As of February 28, 2007. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Top 10 Common stock Holdings †

By net assets

Genentech, Inc.	7.6%
Amgen, Inc.	6.8%
Novartis AG	6.2%
Genzyme Corp.	5.9%
Takeda Pharmaceutical Co., Ltd.	5.5%
Chugai Pharmaceuticals Co., Ltd.	5.5%
Astellas Pharma, Inc.	5.1%
Schering-Plough Corp.	4.7%
Medimmune, Inc.	4.7%
Wyeth	4.6%

†                  Ten Largest Holdings represented 56.6% of Portfolio net assets as of February 28, 2007. Holdings are subject to change due to active management.

3

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2006 – February 28, 2007).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Worldwide Health Sciences Fund

	Beginning Account Value (9/1/06)	Ending Account Value (2/28/07)	Expenses Paid During Period* (9/1/06 – 2/28/07)
Actual
Class A	$1,000.00	$1,020.40	$6.41	**
Class B	$1,000.00	$1,016.00	$10.15	**
Class C	$1,000.00	$1,016.00	$10.15	**
Class R	$1,000.00	$1,018.80	$7.66	**
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.40	$6.41	**
Class B	$1,000.00	$1,014.70	$10.14	**
Class C	$1,000.00	$1,014.70	$10.14	**
Class R	$1,000.00	$1,017.20	$7.65	**

* Expenses are equal to the Fund's annualized expense ratio of 1.28% for Class A shares, 2.03% for Class B shares, 2.03% for Class C shares, and 1.53% for Class R shares multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on February 28, 2007. The Example reflects the expenses of both the Fund and the Portfolio.

** Absent an expense waiver by the investment adviser and the administrator, expenses would be higher.

4

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Investment in Worldwide Health Sciences Portfolio, at value (identified cost, $1,489,226,562)	$1,987,969,684
Receivable for Fund shares sold	1,374,594
Total assets	$1,989,344,278
Liabilities
Payable for Fund shares redeemed	$7,360,135
Payable to affiliate for distribution and service fees	1,018,766
Payable to affiliate for management fees	355,820
Accrued expenses	782,956
Total liabilities	$9,517,677
Net Assets	$1,979,826,601
Sources of Net Assets
Paid-in capital	$1,488,462,641
Undistributed net realized gain from Portfolio (computed on the basis of identified cost)	795,071
Accumulated net investment loss from Portfolio (computed on the basis of identified cost)	(8,174,233)
Net unrealized appreciation from Portfolio (computed on the basis of identified cost)	498,743,122
Total	$1,979,826,601
Class A Shares
Net Assets	$1,129,859,971
Shares Outstanding	100,107,806
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.29
Maximum Offering Price Per Share (100 ÷ 94.25 of $11.29)	$11.98
Class B Shares
Net Assets	$476,738,027
Shares Outstanding	40,398,149
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
Class C Shares
Net Assets	$367,204,151
Shares Outstanding	31,107,524
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.80
Class R Shares
Net Assets	$6,024,452
Shares Outstanding	515,704
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$11.68

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends allocated from Portfolio (net of foreign taxes, $168,573)	$5,910,089
Interest allocated from Portfolio	3,217,591
Expenses allocated from Portfolio	(6,648,128)
Net investment income from Portfolio	$2,479,552
Expenses
Management fee	$2,393,079
Trustees' fees and expenses	1,692
Distribution and service fees Class A	1,535,281
Class B	2,614,239
Class C	2,014,896
Class R	14,460
Transfer and dividend disbursing agent fees	1,722,565
Printing and postage	207,446
Legal and accounting services	93,153
Registration fees	32,143
Custodian fee	18,101
Miscellaneous	6,730
Total expenses	$10,653,785
Net investment loss	$(8,174,233)
Realized and Unrealized Gain (Loss) from Portfolio
Net realized gain (loss) — Investment transactions (identified cost basis)	$33,569,527
Foreign currency transactions	(440,467)
Net realized gain	$33,129,060
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$20,943,993
Foreign currency	28,962
Net change in unrealized appreciation (depreciation)	$20,972,955
Net realized and unrealized gain	$54,102,015
Net increase in net assets from operations	$45,927,782

See notes to financial statements
5

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment loss	$(8,174,233)	$(24,871,998)
Net realized gain from investment transactions and foreign currency transactions	33,129,060	22,202,330
Net change in unrealized appreciation (depreciation) from investments and foreign currency	20,972,955	72,353,756
Net increase in net assets from operations	$45,927,782	$69,684,088
Distributions to shareholders — From net realized gain Class A	$(18,087,068)	$—
Class B	(7,280,533)	—
Class C	(5,639,354)	—
Class R	(81,556)	—
Total distributions to shareholders	$(31,088,511)	$—
Transactions in shares of beneficial interest — Proceeds from sale of shares Class A	$56,105,214	$187,623,468
Class B	4,575,357	19,176,268
Class C	13,562,683	49,356,368
Class R	1,830,598	3,697,440
Net asset value of shares issued to shareholders in payment of distributions declared Class A	15,983,399	—
Class B	5,961,670	—
Class C	3,969,511	—
Class R	68,065	—
Cost of shares redeemed Class A	(234,251,757)	(369,372,180)
Class B	(86,571,452)	(130,603,713)
Class C	(76,628,490)	(120,764,134)
Class R	(1,564,427)	(1,247,029)
Net asset value of shares exchanged Class A	4,970,708	28,722,588
Class B	(4,970,708)	(28,722,588)
Redemption Fees	10,148	17,729
Net decrease in net assets from Fund share transactions	$(296,949,481)	$(362,115,783)
Net decrease in net assets	$(282,110,210)	$(292,431,695)
Net Assets
At beginning of period	$2,261,936,811	$2,554,368,506
At end of period	$1,979,826,601	$2,261,936,811
Accumulated net investment loss included in net assets
At end of period	$(8,174,233)	$—

See notes to financial statements
6

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class A
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$11.230		$10.870	$9.880	$9.360	$7.640	$10.280
Income (loss) from operations
Net investment loss	$(0.025)		$(0.075)	$(0.071)	$(0.109)	$(0.096)	$(0.082)
Net realized and unrealized gain (loss)	0.256		0.435	1.061	0.629	1.816	(2.108)
Total income (loss) from operations	$0.231		$0.360	$0.990	$0.520	$1.720	$(2.190)
Less distributions
From net realized gain	$(0.171)		$—	$—	$—	$—	$(0.450)
Total distributions	$(0.171)		$—	$—	$—	$—	$(0.450)
Redemption fees	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—
Net asset value — End of period	$11.290		$11.230	$10.870	$9.880	$9.360	$7.640
Total Return(3)	2.04%		3.31%	10.02%	5.56%	22.51%	(21.87)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,129,860		$1,277,200	$1,387,658	$1,226,740	$985,769	$772,283
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	1.28	%(5)	1.49%	1.56%	1.80%	1.99%	1.69%
Net expenses after custodian fee reduction(4)	1.28	%(5)	1.49%	1.56%	1.79%	1.97%	1.67%
Net investment loss	(0.44	)%(5)	(0.68)%	(0.70)%	(1.08)%	(1.18)%	(0.90)%
Portfolio Turnover of the Portfolio	17%		14%	13%	13%	27%	38%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements
7

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class B
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value — Beginning of period	$11.780		$11.480	$10.520	$10.040	$8.260	$11.150
Income (loss) from operations
Net investment loss	$(0.071)		$(0.168)	$(0.157)	$(0.197)	$(0.169)	$(0.164)
Net realized and unrealized gain (loss)	0.262		0.468	1.117	0.677	1.949	(2.276)
Total income (loss) from operations	$0.191		$0.300	$0.960	$0.480	$1.780	$(2.440)
Less distributions
From net realized gain	$(0.171)		$—	$—	$—	$—	$(0.450)
Total distributions	$(0.171)		$—	$—	$—	$—	$(0.450)
Redemption fees	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000 (2)	$—	$—
Net asset value — End of period	$11.800		$11.780	$11.480	$10.520	$10.040	$8.260
Total Return(3)	1.60%		2.61%	9.12%	4.78%	21.55%	(22.43)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$476,738		$554,897	$678,958	$756,367	$712,385	$593,993
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(4)	2.03	%(5)	2.24%	2.31%	2.55%	2.74%	2.44%
Net expenses after custodian fee reduction(4)	2.03	%(5)	2.24%	2.31%	2.54%	2.72%	2.42%
Net investment loss	(1.19	)%(5)	(1.43)%	(1.46)%	(1.84)%	(1.93)%	(1.66)%
Portfolio Turnover of the Portfolio	17%		14%	13%	13%	27%	38%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Amounts represent less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

See notes to financial statements
8

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class C
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)(2)	2004(1)(2)	2003(1)(2)	2002(1)(2)
Net asset value — Beginning of period	$11.780		$11.480	$10.520	$10.040	$8.260	$11.260
Income (loss) from operations
Net investment loss	$(0.071)		$(0.167)	$(0.157)	$(0.197)	$(0.169)	$(0.162)
Net realized and unrealized gain (loss)	0.262		0.467	1.117	0.677	1.949	(2.294)
Total income (loss) from operations	$0.191		$0.300	$0.960	$0.480	$1.780	$(2.456)
Less distributions
From net realized gain	$(0.171)		$—	$—	$—	$—	$(0.544)
Total distributions	$(0.171)		$—	$—	$—	$—	$(0.544)
Redemption fees	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.000 (3)	$—	$—
Net asset value — End of period	$11.800		$11.780	$11.480	$10.520	$10.040	$8.260
Total Return(4)	1.60%		2.61%	9.20%	4.82%	21.52%	(22.46)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$367,204		$424,176	$484,652	$499,058	$396,330	$310,766
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(5)	2.03	%(6)	2.24%	2.31%	2.55%	2.74%	2.44%
Net expenses after custodian fee reduction(5)	2.03	%(6)	2.24%	2.31%	2.54%	2.72%	2.42%
Net investment loss	(1.19	)%(6)	(1.43)%	(1.46)%	(1.83)%	(1.93)%	(1.65)%
Portfolio Turnover of the Portfolio	17%		14%	13%	13%	27%	38%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  Per share data have been restated to reflect the effects of a 0.8270413-for-1 reverse stock split effective on November 11, 2005.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements
9

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Class R
	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)(1)		2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of period	$11.630		$11.280	$10.280	$10.000
Income (loss) from operations
Net investment loss	$(0.040)		$(0.106)	$(0.096)	$(0.133)
Net realized and unrealized gain	0.261		0.456	1.096	0.412
Total income from operations	$0.221		$0.350	$1.000	$0.279
Less distributions
From net realized gain	$(0.171)		$—	$—	$—
Total distributions	$(0.171)		$—	$—	$—
Redemption fees	$0.000	(3)	$0.000 (3)	$0.000 (3)	$0.001
Net asset value — End of period	$11.680		$11.630	$11.280	$10.280
Total Return(4)	1.88%		3.10%	9.73%	2.80%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6,024		$5,664	$3,101	$1,594
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction(5)	1.53	%(6)	1.74%	1.81%	2.05	%(6)
Net expenses after custodian fee reduction(5)	1.53	%(6)	1.74%	1.81%	2.04	%(6)
Net investment loss	(0.69	)%(6)	(0.92)%	(0.91)%	(1.29	)%(6)
Portfolio Turnover of the Portfolio	17%		14%	13%	13%

(1)  Net investment loss and redemption fees per share were computed using average shares outstanding.

(2)  For the period from the commencement of offering of Class R shares, September 8, 2003 to August 31, 2004.

(3)  Amounts represent less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annual basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

See notes to financial statements
10

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Class R shares are offered at net asset value and are not subject to a sales charge. The Trustees have adopted a conversion feature pursuant to which Class B shares of the Fund automatically convert to Class A shares eight years after their purchase as described in the Fund's prospectus. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at February 28, 2007). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund's net investment income or loss consists of the Fund's pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders, each year, substantially all of its net investment income and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended August 31, 2006, capital loss carryovers of $5,603,581 were utilized to offset net realized gains.

D  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class R shareholders for less than 90 days, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold.

J  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carryover from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3  Management Fee and Other Transactions with Affiliates

The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Fund's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Fund. EVM agreed to reduce its fee to the annual rate of 0.183% of average net assets of $2 billion but less than $2.5 billion and 0.167% of average net assets of $2.5 billion or more. For the six months ended February 28, 2007, the fee was equivalent to 0.22% (annualized) of the Fund's average daily net assets and amounted to $2,393,079. Pursuant to the Fee Reduction Agreement, EVM did not reduce its fee for the six months ended February 28, 2007. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the six months ended February 28, 2007, EVM received $139,243 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $67,000 from the Fund as its portion of the sales charge on sales of Class A shares for the six months ended February 28, 2007.

Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4  Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Class A	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	6,297,121	16,761,318
Redemptions	(20,377,823)	(33,308,490)
Exchange from Class B shares	431,860	2,588,241
Net increase (decrease)	(13,648,842)	(13,958,931)

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

Class B	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	882,088	1,626,217
Redemptions	(7,194,382)	(11,183,870)
Exchange to Class A shares	(412,586)	(2,457,510)
Net decrease	(6,724,880)	(12,015,163)
Class C	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	1,462,724	4,170,380
Redemptions	(6,367,316)	(10,359,643)
Net decrease	(4,904,592)	(6,189,263)
Class R	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Sales	159,785	320,531
Redemptions	(131,114)	(108,280)
Net increase	28,671	212,251

Redemptions or exchanges of Class A and Class R shares made within 90 days of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the six months ended February 28, 2007 and for the year ended August 31, 2006 the Fund received $10,148 and $17,729, respectively, in redemption fees on Class A shares. For the six months ended February 28, 2007 and the year ended August 31, 2006, the Fund received no redemption fees on Class R shares.

5  Distribution Plans

Class A has in effect a distribution plan pursuant to Rule 12b-1 (Class A Plan). The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% of the Fund's average daily net assets attributable to Class A shares for each fiscal year for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the six months ended February 28, 2007 amounted to $1,535,281 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the

Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts therefore paid to EVD by each respective class. The Fund paid or accrued $1,960,679 and $1,511,172 for Class B and Class C shares, respectively, to or payable to EVD for the six months ended February 28, 2007, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares. At February 28, 2007, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $14,995,000 and $50,966,000 for Class B and Class C shares, respectively. The Class R Plan provides for the Fund to pay EVD an amount equal to 0.50% (annualized) of the Fund's average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% (annualized) of average daily net assets attributable to Class R shares. For the six months ended February 28, 2007, the Fund paid or accrued $7,230 for Class R shares to or payable to EVD, representing 0.25% (annualized) of the average daily net assets for Class R shares. The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, investment dealers, and other persons in an amount not exceeding 0.25% (annualized) of the average daily net assets attributable to that Class. Service fees are paid for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and C sales commissions and distribution fees and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for six months ended February 28, 2007 amounted to $653,560, $503,724 and $7,230 for Class B, Class C and Class R shares, respectively.

6  Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Prior to September 15, 2006, Class A shares purchased at net asset value in

Eaton Vance Worldwide Health Sciences Fund as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

amounts of $1 million or more (other than shares purchased in a single transaction of $5 million or more) are subject to a 1% CDSC if redeemed within one year of purchase. Effective September 15, 2006, all purchases of Class A shares of $1 million or more will be subject to a 1% CDSC in the event of a redemption within 18 months of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. For the six months ended February 28, 2007, the Fund was informed that EVD received approximately $1,074, $876,000 and $28,000 of CDSC paid by shareholders for Class A, Class B and Class C shares, respectively.

7  Investment Transactions

Increases and decreases in the Fund's investment in the Portfolio for the six months ended February 28, 2007 aggregated $81,221,597 and $418,384,599, respectively.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The Fund is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Worldwide Health Sciences Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 98.20%
Security	Shares	Value	Percentage of Net Assets
Major Capitalization-Europe — 6.15%(1)
Novartis AG	2,209,000	$122,362,161	6.15%
		$122,362,161	6.15%
Major Capitalization-Far East — 16.15%(1)
Astellas Pharma, Inc.	2,325,000	$102,012,540	5.13%
Chugai Pharmaceuticals Co., Ltd.	4,400,000	108,996,253	5.48%
Takeda Pharmaceutical Co., Ltd.	1,600,000	110,015,135	5.54%
		$321,023,928	16.15%
Major Capitalization-North America — 46.27%(1)
Amgen, Inc.(2)	2,110,000	$135,588,600	6.82%
Baxter International, Inc.	1,300,000	65,013,000	3.27%
Biogen Idec, Inc.(2)	1,350,000	61,006,500	3.07%
Genentech, Inc.(2)	1,800,000	151,866,000	7.64%
Genzyme Corp.(2)	1,900,000	117,420,000	5.90%
Lilly (Eli) & Co.	400,000	21,056,000	1.06%
Medimmune, Inc.(2)	2,901,100	92,574,101	4.66%
Pfizer, Inc.	3,124,000	77,975,040	3.92%
Schering-Plough Corp.	3,944,200	92,609,816	4.66%
Sepracor, Inc.(2)	241,900	12,714,264	0.64%
Wyeth	1,880,300	91,984,276	4.63%
		$919,807,597	46.27%
Specialty Capitalization-North America — 29.63%
Align Technology, Inc.(2)	2,560,300	$42,040,126	2.11%
BioMarin Pharmaceutical, Inc.(2)	3,100,000	52,793,000	2.66%
Cubist Pharmaceuticals, Inc.(2)	771,700	15,457,151	0.78%
Endo Pharmaceuticals Holdings, Inc.(2)	2,200,000	68,662,000	3.45%
Exelixis, Inc.(2)	3,100,000	31,217,000	1.57%
Genomic Health, Inc.(2)	316,200	5,941,398	0.30%
Gen-Probe, Inc.(2)	1,900,000	91,238,000	4.59%
LifeCell Corp.(2)	1,965,000	46,904,550	2.36%
Ligand Pharmaceuticals, Inc., Class B(2)	2,581,000	29,010,440	1.46%
Millennium Pharmaceuticals, Inc.(2)	5,700,000	61,560,000	3.10%
NPS Pharmaceuticals, Inc.(2)	3,149,500	11,054,745	0.56%
OSI Pharmaceuticals, Inc.(2)	1,800,000	62,280,000	3.13%
PDL BioPharma, Inc.(2)	835,400	15,947,786	0.80%
Pharmacopeia Drug Discovery, Inc.(2)	583,000	2,722,610	0.14%

Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America (continued)
Vertex Pharmaceuticals, Inc.(2)	1,700,000	$52,173,000	2.62%
		$589,001,806	29.63%
Total Common Stocks (identified cost $1,453,444,097)		$1,952,195,492
Options — 0.00%
Security	Shares	Value	Percentage of Net Assets
Specialty Capitalization-North America — 0.00%
Orchid Cellmark, Inc. Options, Exp. 7/24/11(2)(3)	2,898	$428	0.00%
		$428	0.00%
Total Options (identified cost $0)		$428
Warrants — 0.00%
Security	Shares	Value	Percentage of Net Assets
Given Imaging Warrants, Exp. 9/15/11,(2)(3)	1,283	$23,056	0.00%
Total Warrants (at identified cost, $0)		$23,056
Short-Term Investments — 0.43%
Description	Interest (000's omitted)	Value	Percentage of Net Assets
Investment In Cash Management Portfolio, 4.69%(4)	8,598	$8,598,352	0.43%
Total Short-Term Investments (amortized cost, $8,598,352)		$8,598,352
Total Investments (identified cost $1,462,042,449)		$1,960,817,328	98.63%
Other Assets, Less Liabilities		$27,152,622	1.37%
Net Assets		$1,987,969,950	100.00%

See notes to financial statements
15

Worldwide Health Sciences Portfolio as of February 28, 2007

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

(1)  Major capitalization is defined as market value of $5 billion or more.

(2)  Non-income producing security.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Affiliated investment that invests in high, quality U.S. Dollar denominated money market instruments, and that is available to Eaton Vance portfolios and funds. The rate shown is the annualized seven-day yield as of February 28, 2007.

See notes to financial statements
16

Worldwide Health Sciences Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of February 28, 2007

Assets
Unaffiliated investments, at value (identified cost, $1,453,444,097)	$1,952,218,976
Affiliated investment, at value (amortized cost, $8,598,352)	$8,598,352
Cash	1,100,856
Receivable for investments sold	51,362,502
Interest and dividend receivable	2,332,391
Tax reclaim receivable	2,330,986
Total assets	$2,017,944,063
Liabilities
Payable for investments purchased	$28,983,801
Payable to affiliate for investment advisory fees	629,631
Payable to affiliate for administration fees	316,812
Accrued expenses	43,869
Total liabilities	$29,974,113
Net Assets applicable to investors' interest in Portfolio	$1,987,969,950
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$1,489,159,740
Net unrealized appreciation (computed on the basis of identified cost)	498,810,210
Total	$1,987,969,950

Statement of Operations

For the Six Months Ended
February 28, 2007

Investment Income
Dividends (net of foreign taxes, $168,573)	$5,910,090
Interest	1,747,284
Interest income allocated from affiliated investment	1,470,306
Expense allocated from affiliated investment	(139,875)
Total investment income	$8,987,805
Expenses
Investment adviser fee	$4,097,616
Administration fee	2,354,338
Trustees' fees and expenses	15,199
Custodian fee	194,564
Legal and accounting services	25,427
Miscellaneous	48,082
Total expenses	$6,735,226
Deduct — Reduction of administration fee	$226,504
Reduction of investment adviser fee	468
Total expense reductions	$226,972
Net expenses	$6,508,254
Net investment income	$2,479,551
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$33,569,531
Foreign currency transactions	(440,466)
Net realized gain	$33,129,065
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$20,943,995
Foreign currency	28,962
Net change in unrealized appreciation (depreciation)	$20,972,957
Net realized and unrealized gain	$54,102,022
Net increase in net assets from operations	$56,581,573

See notes to financial statements
17

Worldwide Health Sciences Portfolio as of February 28, 2007

FINANCIAL STATEMENTS (Unaudited) CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
From operations — Net investment income (loss)	$2,479,551	$(134,304)
Net realized gain from investment transactions and foreign currency transactions	33,129,065	22,202,333
Net change in unrealized appreciation (depreciation) from investments and foreign currency	20,972,957	72,353,763
Net increase in net assets from operations	$56,581,573	$94,421,792
Capital transactions — Contributions	$81,221,597	$289,070,078
Withdrawals	(418,384,599)	(678,337,362)
Net decrease in net assets from capital transactions	$(337,163,002)	$(389,267,284)
Net decrease in net assets	$(280,581,429)	$(294,845,492)
Net Assets
At beginning of period	$2,268,551,379	$2,563,396,871
At end of period	$1,987,969,950	$2,268,551,379

See notes to financial statements
18

Worldwide Health Sciences Portfolio as of February 28, 2007

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended February 28, 2007		Year Ended August 31,
	(Unaudited)		2006	2005	2004	2003	2002
Ratios/Supplemental Data
Ratios (As a percentage of average daily net assets):
Net expenses before custodian fee reduction	0.60	%(1)	0.81%	0.82%	1.08%	1.16%	1.05%
Expenses after custodian fee reduction	0.60	%(1)	0.81%	0.82%	1.07%	1.15%	1.03%
Net investment income (loss)	0.23	%(1)	(0.01)%	0.03%	(0.37)%	(0.36)%	(0.26)%
Portfolio Turnover	17%		14%	13%	13%	27%	38%
Total Return(2)	2.39%		4.03%	10.85%	6.33%	23.51%	(21.37)%
Net assets, end of period (000's omitted)	$1,987,970		$2,268,551	$2,563,397	$2,505,400	$2,108,247	$1,687,538

(1)  Annualized.

(2)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

See notes to financial statements
19

Worldwide Health Sciences Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a worldwide and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At February 28, 2007 the Eaton Vance Worldwide Health Sciences Fund (the Fund) had an approximate 99.9% interest in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuations — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Portfolio for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded. The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

B  Concentration of Portfolio Sector Risk — The Portfolio concentrates its investments in medical research and the health care industry, so the Portfolio will likely be affected by events that adversely affect that industry. The Portfolio historically held fewer than 60 stocks at any one time; therefore, the Portfolio is more sensitive to developments affecting particular stocks than would be a more broadly diversified fund. These developments include product obsolescence, the failure of the issuer to develop new products and the expiration of patent rights. The value of the Portfolio's shares can also be impacted by regulatory activities that affect health sciences companies.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

D  Income Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes

Worldwide Health Sciences Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

E  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All credit balances, if any, used to reduce the Portfolio's custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

I  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

J  Indemnifications — Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

K  Interim Financial Statements — The interim financial statements relating to February 28, 2007 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Advisory Fees, Administrator's Fees and Other Transactions with Affiliates

Pursuant to the investment advisory agreement, OrbiMed Advisors, LLC (OrbiMed) serves as the investment adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20

Worldwide Health Sciences Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, 0.60% of average net assets of $1.5 billion but less than $2 billion, 0.55% of average net assets of $2 billion but less than $3 billion and 0.50% of average net assets in excess of $3 billion. Effective March 28, 2005, OrbiMed agreed to fee reduction, such agreement being memorialized in a Fee Reduction Agreement between OrbiMed and the Portfolio. OrbiMed agreed to reduce its fee to the annual rate of 0.55% of average net assets of $2 billion but less than $2.5 billion and 0.50% of average net assets of $2.5 billion or more. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the S&P 500 Index over a 36 month period. The advisory fee payable by the Portfolio is reduced by the allocable portion of the advisory fee paid by Cash Management. For the six months ended February 28, 2007, the Portfolio's allocable portion of the advisory fee paid by Cash Management totaled $136,785. For the six months ended February 28, 2007, the total fee, including the performance adjustment, was equivalent to 0.38% (annualized) of the Portfolio's average daily net assets and amounted to $4,097,616.

OrbiMed has also agreed to reduce the investment advisor fee by an amount equal to that portion of commissions paid to broker dealers in execution of portfolio transactions that is consideration for third-party research services. For the year ended February 28, 2007, OrbiMed waived $468 of its advisory fee.

Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the Portfolio's average daily net assets up to $500 million, 0.23% of average net assets of $500 million but less than $1 billion, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, 0.183% of average net assets of $2 billion but less than $3 billion and 0.167% of average net assets of $3 billion or more. Effective March 15, 2004, EVM agreed to a fee reduction, such agreement being memorialized in a Fee Reduction Agreement between EVM and the Portfolio. Effective March 28, 2005, EVM agreed to a further fee reduction, such agreement being memorialized in an amendment to the Fee Reduction Agreement between EVM and the Portfolio. EVM agreed to reduce its fee to the annual rate of 0.225% of the Portfolio's average daily net assets up to $500 million, 0.2083% of average net assets of $500 million but less than $1 billion, 0.1917% of average net assets of $1 billion but less than $1.5 billion, 0.1750% of average net assets of $1.5 billion but less than $2 billion, 0.1583% of average net assets of $2 billion but less than $2.5 billion and 0.1417% of average net assets of $2.5 billion or more. For the six months ended February 28, 2007, the net administration fee including fee reductions was equivalent to 0.20% (annualized) of average net assets and amounted to $2,127,834.

Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the six months ended February 28, 2007, no significant amounts have been deferred.

3  Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $349,453,466 and $637,209,043, respectively, for the six months ended February 28, 2007.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 28, 2007, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,463,287,927
Gross unrealized appreciation	$597,340,493
Gross unrealized depreciation	(99,811,092)
Net unrealized appreciation	$497,529,401

The net unrealized appreciation on foreign currency is $35,331.

5  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic

Worldwide Health Sciences Portfolio as of February 28, 2007

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended February 28, 2007.

7  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At February 28, 2007, there were no outstanding obligations under these financial instruments.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first required financial reporting period for fiscal years beginning after December 15, 2006. The Portfolio is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

24

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Worldwide Health Sciences Portfolio (the "Portfolio"), the portfolio in which the Eaton Vance Worldwide Health Sciences Fund (the "Fund") invests, with OrbiMed Advisors LLC (the "Adviser"), as well as the administration agreement of the Portfolio with Eaton Vance Management (the "Administrator"), and the management contract of the Fund with the Administrator, including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio, the administration agreement for the Portfolio and the management contract for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the administration agreement of the Portfolio and the management contract of the Fund, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and to the Fund and Portfolio by the Administrator.

The Board considered the Adviser's and Administrator's management capabilities and the Adviser's investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board noted the Adviser's experience in managing health sciences portfolios and the experience of the 22 professional and ten support staff including portfolio managers, traders and analysts who provide services under the investment advisory agreement. The Board evaluated the level of skill and expertise required to manage the Portfolio and concluded that the human resources available at the Adviser were appropriate to fulfill effectively its duties on behalf of the Portfolio.

The Board reviewed the compliance programs of the Adviser, the Administrator and their respective affiliates. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and Administrator and their affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and the Administrator, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement, the administration agreement and the management contract, respectively.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2005 for the Fund. The Board noted the excellent long-term performance of the Fund and the fact that performance has lagged in more recent periods. The Board noted that the Adviser had added resources that will enable

25

Eaton Vance Worldwide Health Sciences Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

the Adviser to consider a broader range of investment opportunities within the health sciences sector. In addition, the Board noted that the Adviser was reevaluating its foreign investment strategy, which had adversely affected performance. The Board concluded that it would be appropriate to allow reasonable time to evaluate the effectiveness of these actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the one-year period ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser and the Administrator had undertaken to waive fees and/or pay expenses of the Fund permanently in an agreed-upon amount. In addition, the Board noted that the advisory fee includes a performance-based component that is intended to align the interests of the Adviser with the interests of shareholders. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Administrator, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and the Administrator and their respective affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized by the Adviser or the Administrator without regard to revenue sharing or other payments by such party in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser or the Administrator in connection with their relationships with the Portfolio and the Fund, including the benefits to the Adviser of research services that may be available as a result of securities transactions effected for the Portfolio and other investment advisory clients and the benefits to the Administrator of payments by the Adviser to an affiliate of the Administrator to support marketing of the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and the Administrator are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and the Administrator, on the one hand, and the Portfolio and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser's and Administrator's profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Administrator, on the one hand, and the Fund and Portfolio on the other hand. The Board also concluded that the structure of the management fees, which include breakpoints at several asset levels, can be expected to cause such benefits to continue to be shared equitably.

26

Eaton Vance Worldwide Health Sciences Fund

INVESTMENT MANAGEMENT

Eaton Vance Worldwide Health Sciences Fund

Officers Thomas E. Faust Jr. President Gregory L. Coleman Vice President James A. Womack Vice President Barbara E. Campbell Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Worldwide Health Sciences Portfolio

Officers Samuel D. Isaly President Duncan W. Richardson Vice President Kevin M. Connerty Treasurer Alan R. Dynner Secretary Paul M. O'Neil Chief Compliance Officer	Trustees Samuel L. Hayes, III Chairman Benjamin C. Esty James B. Hawkes William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

27

This Page Intentionally Left Blank

Sponsor and Manager of Eaton Vance Worldwide Health Sciences Fund
and Administrator of Worldwide Health Sciences Portfolio
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Adviser of Worldwide Health Sciences Portfolio
OrbiMed Advisors, LLC

767 3rd Avenue
New York, NY 10017

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Eaton Vance Worldwide Health Sciences Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund's investment objective(s), risks, and charges and expenses. The Fund's current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-225-6265.

426-4/07  HSSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Growth Trust

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	April 12, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	April 12, 2007

By:	/s/Thomas E. Faust, Jr.
Thomas E. Faust, Jr.
President

Date:	April 12, 2007